Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2005

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$12,743	$13,647	$12,950	$12,505	$8,631	(7)%		48%		$26,390	$17,642	50%
Provision for Credit Losses	587	427	1,157	1,169	203	37		189		1,014	218	365
Noninterest Expense	10,899	9,937	9,386	9,377	9,503	10		15		20,836	15,596	34
Net Income (Loss)	994	2,264	1,666	1,418	(548)	(56)		NM		3,258	1,382	136

Per Common Share:
Net Income (Loss) Per Share — Diluted	$0.28	$0.63	$0.46	$0.39	$(0.27)	(56)		NM		$0.91	$0.65	40
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—		0.68	0.68	—
Book Value Per Share	29.95	29.78	29.61	29.42	21.52	1		39		29.95	21.52	39
Closing Share Price	35.32	34.60	39.01	39.73	38.77	2		(9)		35.32	38.77	(9)

Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,548.3	3,569.8	3,602.0	3,592.0	2,042.8	(1)		74		3,559.0	2,096.3	70
Common Shares Outstanding at Period-end	3,514.0	3,525.3	3,556.2	3,564.1	2,087.5	—		68		3,514.0	2,087.5	68

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	4%	9%	6%	5%	NM	(500	)bp	NM		6%	6%	—	bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	6	15	11	9	NM	(900)		NM		11	7	400
Return on Assets (“ROA”) (a) (c)	0.34	0.79	0.57	0.50	NM	(45)		NM		0.56	0.35	21
Tier 1 Capital Ratio	8.2 (d)	8.6	8.7	8.6	8.2%	(40)		—	bp
Total Capital Ratio	11.3 (d)	11.9	12.2	12.0	11.2	(60)		10

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,171,283	$1,178,305	$1,157,248	$1,138,469	$817,763	(1)%		43%
Wholesale Loans	149,588	137,401	135,067	132,344	77,044	9		94
Consumer Loans	266,437	265,268	267,047	261,357	148,894	—		79
Deposits	534,640	531,379	521,456	496,454	346,539	1		54
Common Stockholders’ Equity	105,246	105,001	105,314	104,844	44,932	—		134

Headcount	168,461	164,381	160,968	162,275	94,615	2		78

LINE OF BUSINESS EARNINGS
Investment Bank	$606	$1,325	$660	$627	$644	(54)		(6)		$1,931	$1,661	16%
Retail Financial Services	980	988	775	822	396	(1)		147		1,968	602	227
Card Services	542	522	515	421	176	4		208		1,064	338	215
Commercial Banking	174	243	254	215	65	(28)		168		417	139	200
Treasury & Securities Services	229	245	145	96	101	(7)		127		474	199	138
Asset & Wealth Management	283	276	263	197	99	3		186		559	221	153
Corporate (e)	(486)	(687)	(296)	(219)	325	29		NM		(1,173)	576	NM

Total Operating Earnings	2,328	2,912	2,316	2,159	1,806	(20)		29		5,240	3,736	40
Reconciling Items (After-Tax):
Merger Costs	(173)	(90)	(324)	(462)	(60)	92		188		(263)	(60)	338
Litigation Reserve Charge	(1,161)	(558)	—	—	(2,294)	108		(49)		(1,719)	(2,294)	(25)
Accounting Policy Conformity	—	—	(326)	(279)	—	NM		NM		—	—	NM

Net Income (Loss)	$994	$2,264	$1,666	$1,418	$(548)	(56)		NM		$3,258	$1,382	136

Note: Effective July 1, 2004, Bank One Corporation (“Bank One”) merged with and into JPMorgan Chase & Co. (“JPMorgan Chase”). Bank One’s results of operations are included in JPMorgan Chase’s results beginning July 1, 2004. In accordance with U.S. GAAP, the results of operations for the second and first quarters of 2005, and fourth and third quarters of 2004, each reflect three months of results of operations for the combined Firm, while the results of operations for the second quarter of 2004 reflects only the results of operations for heritage JPMorgan Chase. The results of operations for year-to-date 2005 reflect six months of results of operations for the combined Firm, while year-to-date 2004 reflects six months of results of operations for heritage JPMorgan Chase.

(a)	Based on annualized amounts.
(b)
Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(c)	Represents Net income divided by Total average assets.
(d)	Estimated
(e)	Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.

NM — Not meaningful due to net loss.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
REVENUE
Investment Banking Fees	$961	$993	$1,073	$879	$893	(3)%		8%		$1,954	$1,585	23%
Trading Revenue (a)	387	1,859	611	408	873	(79)		(56)		2,246	2,593	(13)
Lending & Deposit Related Fees	851	820	903	943	412	4		107		1,671	826	102
Asset Management, Administration and Commissions	2,541	2,498	2,330	2,185	1,814	2		40		5,039	3,650	38
Securities / Private Equity Gains (Losses)	407	(45)	569	413	460	NM		(12)		362	892	(59)
Mortgage Fees and Related Income	336	362	85	233	294	(7)		14		698	488	43
Credit Card Income	1,763	1,734	1,822	1,782	631	2		179		3,497	1,236	183
Other Income	496	201	228	210	260	147		91		697	392	78

Noninterest Revenue	7,742	8,422	7,621	7,053	5,637	(8)		37		16,164	11,662	39

Interest Income	10,949	10,632	9,862	9,493	5,614	3		95		21,581	11,240	92
Interest Expense	5,948	5,407	4,533	4,041	2,620	10		127		11,355	5,260	116

Net Interest Income	5,001	5,225	5,329	5,452	2,994	(4)		67		10,226	5,980	71

TOTAL NET REVENUE	12,743	13,647	12,950	12,505	8,631	(7)		48		26,390	17,642	50

Provision for Credit Losses	587	427	1,157	1,169	203	37		189		1,014	218	365

NONINTEREST EXPENSE
Compensation Expense	4,266	4,702	4,211	4,050	2,943	(9)		45		8,968	6,245	44
Occupancy Expense	580	525	609	604	440	10		32		1,105	871	27
Technology and Communications Expense	896	920	1,051	1,046	786	(3)		14		1,816	1,605	13
Professional & Outside Services	1,130	1,074	1,191	1,103	752	5		50		2,204	1,568	41
Marketing	537	483	428	506	202	11		166		1,020	401	154
Other Expense	954	805	981	920	511	19		87		1,759	958	84
Amortization of Intangibles	385	383	392	396	79	1		387		768	158	386

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,748	8,892	8,863	8,625	5,713	(2)		53		17,640	11,806	49
Merger Costs	279	145	523	752	90	92		210		424	90	371
Litigation Reserve Charge	1,872	900	—	—	3,700	108		(49)		2,772	3,700	(25)

TOTAL NONINTEREST EXPENSE	10,899	9,937	9,386	9,377	9,503	10		15		20,836	15,596	34

Income (Loss) before Income Tax Expense	1,257	3,283	2,407	1,959	(1,075)	(62)		NM		4,540	1,828	148
Income Tax Expense (Benefit)	263	1,019	741	541	(527)	(74)		NM		1,282	446	187

NET INCOME (LOSS)	$994	$2,264	$1,666	$1,418	$(548)	(56)		NM		$3,258	$1,382	136

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$991	$2,259	$1,653	$1,405	$(561)	(56)		NM		$3,250	$1,356	140

NET INCOME (LOSS) PER COMMON SHARE
Basic Earnings per Share	$0.28	$0.64	$0.47	$0.40	$(0.27)	(56)		NM		$0.93	$0.67	39
Diluted Earnings per Share	0.28	0.63	0.46	0.39	(0.27)	(56)		NM		0.91	0.65	40
Weighted—Average Basic Shares Outstanding	3,493.0	3,517.5	3,514.7	3,513.5	2,042.8	(1)		71		3,505.2	2,037.6	72
Weighted—Average Diluted Shares Outstanding	3,548.3	3,569.8	3,602.0	3,592.0	2,042.8	(1)		74		3,559.0	2,096.3	70

FINANCIAL RATIOS
ROE	4%	9%	6%	5%	NM	(500	)bp	NM		6%	6%	—	bp
ROE-GW	6	15	11	9	NM	(900)		NM		11	7	400
ROA	0.34	0.79	0.57	0.50	NM	(45)		NM		0.56	0.35	21
Effective Income Tax Rate	21	31	31	28	49%	(1,000)		(2,800	)bp	28	24	400
Overhead Ratio	86	73	72	75	110	1,300		(2,400)		79	88	(900)

Headcount	168,461	164,381	160,968	162,275	94,615	2%		78%		168,461	94,615	78%

(a)	Trading NII is not included in Trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

					Heritage	Jun 30, 2005
					JPMC Only	Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2005	2005	2004	2004	2004	2005	2004
ASSETS
Cash and Due from Banks	$35,092	$37,593	$35,168	$30,815	$23,525	(7)%	49%
Deposits with Banks	9,080	14,331	21,680	33,082	39,135	(37)	(77)
Federal Funds Sold and Securities Purchased under Resale Agreements	130,785	132,751	101,354	96,031	100,851	(1)	30
Securities Borrowed	58,457	53,174	47,428	50,546	44,947	10	30
Trading Assets:
Debt and Equity Instruments	235,803	230,725	222,832	214,852	187,640	2	26
Derivative Receivables	55,015	60,388	65,982	57,795	49,980	(9)	10
Securities	58,573	75,251	94,512	92,816	64,915	(22)	(10)
Interests in Purchased Receivables	27,887	28,484	31,722	30,479	—	(2)	NM
Loans (Net of Allowance for Loan Losses)	409,231	395,734	394,794	386,208	221,971	3	84
Private Equity Investments	6,488	7,333	7,735	8,547	6,663	(12)	(3)
Accrued Interest and Accounts Receivable	24,245	21,098	21,409	19,876	15,050	15	61
Premises and Equipment	9,354	9,344	9,145	8,880	6,268	—	49
Goodwill	43,537	43,440	43,203	42,947	8,731	—	399
Other Intangible Assets:
Mortgage Servicing Rights	5,026	5,663	5,080	5,168	5,707	(11)	(12)
Purchased Credit Card Relationships	3,528	3,703	3,878	4,055	893	(5)	295
All Other Intangibles	5,319	5,514	5,726	5,945	799	(4)	NM
Other Assets	53,863	53,779	45,600	50,427	40,688	—	32

TOTAL ASSETS	$1,171,283	$1,178,305	$1,157,248	$1,138,469	$817,763	(1)	43

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$138,025	$130,533	$129,257	$122,054	$87,972	6	57
Interest-Bearing	263,952	271,592	261,673	254,611	141,118	(3)	87
Non-U.S. Offices:
Noninterest-Bearing	7,289	6,669	6,931	7,259	7,320	9	—
Interest-Bearing	125,374	122,585	123,595	112,530	110,129	2	14

Total Deposits	534,640	531,379	521,456	496,454	346,539	1	54
Federal Funds Purchased and Securities Sold under Repurchase Agreements	137,350	137,062	127,787	167,313	152,619	—	(10)
Commercial Paper	12,842	13,063	12,605	10,307	15,300	(2)	(16)
Other Borrowed Funds	12,716	10,124	9,039	9,454	9,435	26	35
Trading Liabilities:
Debt and Equity Instruments	83,011	96,090	87,942	78,767	82,338	(14)	1
Derivative Payables	51,269	57,626	63,265	52,307	42,838	(11)	20
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	77,064	72,183	75,722	68,675	56,576	7	36
Beneficial Interests Issued by Consolidated VIEs	43,826	44,827	48,061	45,840	6,562	(2)	NM
Long-Term Debt	101,182	99,329	95,422	91,754	52,981	2	91
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,998	11,282	10,296	11,745	6,634	6	81

TOTAL LIABILITIES	1,065,898	1,072,965	1,051,595	1,032,616	771,822	(1)	38

STOCKHOLDERS’ EQUITY
Preferred Stock	139	339	339	1,009	1,009	(59)	(86)
Common Stock	3,604	3,598	3,585	3,576	2,095	—	72
Capital Surplus	73,911	73,394	72,801	72,183	14,426	1	412
Retained Earnings	31,032	31,253	30,209	29,779	29,596	(1)	5
Accumulated Other Comprehensive Income (Loss)	(61)	(623)	(208)	(242)	(910)	90	93
Treasury Stock, at Cost	(3,240)	(2,621)	(1,073)	(452)	(275)	(24)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,385	105,340	105,653	105,853	45,941	—	129

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,171,283	$1,178,305	$1,157,248	$1,138,469	$817,763	(1)	43

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
AVERAGE BALANCES
ASSETS
Deposits with Banks	$18,646	$15,232	$31,799	$34,166	$26,905	22%	(31)%	$16,948	$24,220	(30)%
Federal Funds Sold and Securities Purchased under Resale Agreements	139,864	121,189	104,038	102,042	87,080	15	61	130,580	84,818	54
Securities Borrowed	60,207	52,449	47,663	47,087	54,233	15	11	56,349	51,421	10
Trading Assets — Debt Instruments	193,660	187,669	186,013	170,663	153,548	3	26	190,681	159,968	19
Securities	67,705	93,438	92,294	94,720	64,148	(28)	6	80,500	64,070	26
Interests in Purchased Receivables	28,082	29,277	30,491	28,917	—	(4)	NM	28,676	1,268	NM
Loans	404,318	398,494	400,841	390,753	225,344	1	79	401,422	220,143	82

Total Interest-Earning Assets	912,482	897,748	893,139	868,348	611,258	2	49	905,156	605,908	49
Trading Assets — Equity Instruments	43,935	43,717	35,803	30,275	38,934	—	13	43,827	29,468	49
All Other Noninterest-Earning Assets	219,616	221,353	225,946	218,712	152,678	(1)	44	220,479	151,718	45

TOTAL ASSETS	$1,176,033	$1,162,818	$1,154,888	$1,117,335	$802,870	1	46	$1,169,462	$787,094	49

LIABILITIES
Interest-Bearing Deposits	$394,455	$388,355	$377,368	$365,104	$254,034	2	55	$391,422	$246,120	59
Federal Funds Purchased and Securities Sold under Repurchase Agreements	158,268	151,335	158,633	163,206	155,335	5	2	154,821	150,354	3
Commercial Paper	12,496	12,665	10,885	12,497	14,283	(1)	(13)	12,580	13,718	(8)
Other Borrowings (a)	98,936	98,259	89,674	84,387	80,364	1	23	98,600	80,375	23
Beneficial Interests Issued by Consolidated VIEs	43,743	45,294	46,366	43,308	7,433	(3)	488	44,514	8,598	418
Long-Term Debt	111,858	108,004	104,599	101,061	57,019	4	96	109,941	55,297	99

Total Interest-Bearing Liabilities	819,756	803,912	787,525	769,563	568,468	2	44	811,878	554,462	46
Noninterest-Bearing Liabilities	250,792	253,222	261,487	242,394	186,529	(1)	34	252,000	185,282	36

TOTAL LIABILITIES	1,070,548	1,057,134	1,049,012	1,011,957	754,997	1	42	1,063,878	739,744	44

Preferred Stock	216	339	1,002	1,009	1,009	(36)	(79)	277	1,009	(73)
Common Stockholders’ Equity	105,269	105,345	104,874	104,369	46,864	—	125	105,307	46,341	127

TOTAL STOCKHOLDERS’ EQUITY	105,485	105,684	105,876	105,378	47,873	—	120	105,584	47,350	123

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,176,033	$1,162,818	$1,154,888	$1,117,335	$802,870	1	46	$1,169,462	$787,094	49

AVERAGE RATES

INTEREST-EARNING ASSETS
Deposits with Banks	4.08%	4.11%	2.60%	1.53%	1.68%	(3) bp	240 bp	4.09%	1.66%	243 bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.70	2.43	2.03	1.85	1.45	27	125	2.58	1.47	111
Securities Borrowed	2.08	1.71	1.34	1.01	0.66	37	142	1.91	0.72	119
Trading Assets — Debt Instruments	5.06	4.89	4.44	4.64	4.37	17	69	4.98	4.36	62
Securities	3.77	4.93	4.43	4.42	4.58	(116)	(81)	4.44	4.40	4
Interests in Purchased Receivables	3.08	2.58	2.11	1.63	NM	50	NM	2.83	1.79	104
Loans	6.24	6.11	5.66	5.67	4.85	13	139	6.18	4.92	126
Total Interest-Earning Assets	4.85	4.83	4.40	4.33	3.71	2	114	4.84	3.74	110

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.39	2.09	1.76	1.44	1.29	30	110	2.24	1.33	91
Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.69	2.48	1.96	1.53	1.17	21	152	2.59	1.20	139
Commercial Paper	2.42	2.00	1.65	1.08	0.79	42	163	2.21	0.76	145
Other Borrowings (a)	4.56	5.06	4.13	5.16	4.44	(50)	12	4.81	4.48	33
Beneficial Interests Issued by Consolidated VIEs	2.92	2.44	1.97	1.58	2.04	48	88	2.68	1.79	89
Long-Term Debt	3.64	3.47	3.31	3.10	2.85	17	79	3.56	2.94	62
Total Interest-Bearing Liabilities	2.91	2.73	2.29	2.09	1.85	18	106	2.82	1.91	91

INTEREST RATE SPREAD	1.94%	2.10%	2.11%	2.24%	1.86%	(16)	8	2.02%	1.83%	19

NET YIELD ON INTEREST-EARNING ASSETS	2.24%	2.39%	2.38%	2.48%	1.98%	(15)	26	2.31%	2.00%	31

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.76%	2.95%	2.95%	3.05%	2.40%	(19)	36	2.85%	2.42%	43

(a) Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines of business’ results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, noninterest revenue on an operating basis includes, in Trading revenue, Net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading revenue, which includes the mark-to-market gains or losses on trading positions; and Net interest income, which includes the interest income or expense related to those positions. Combining both the Trading revenue and related Net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors.

In the case of Card Services, operating, or managed, basis excludes the impact of credit card securitizations on total net revenue, the Provision for credit losses, net charge-offs and loan receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio.

Operating basis also excludes merger costs, significant litigation reserve charges, and accounting policy conformity adjustments, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends) and do not provide meaningful comparisons with other periods.

Finally, commencing with the first quarter of 2005, Operating revenue (Noninterest Revenue and Net interest income) for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within Income tax expense. The Corporate sector’s and the Firm’s operating revenue and income tax expense for the periods prior to the first quarter of 2005 have been restated to be similarly presented on a tax-equivalent basis. This restatement had no impact on the Corporate sector’s or the Firm’s operating results.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS SUMMARY (in millions)

JPMorgan Chase prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” This presentation provides the reader with an understanding of the Firm’s results that can be consistently tracked from year to year and enables comparisons to the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The financial information that is presented on the following pages is presented on an operating basis; for additional information, see the previous page for a more detailed definition of operating basis and the Appendix.

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
TOTAL NET REVENUE
Total Net Revenue — Reported	$12,743	$13,647	$12,950	$12,505	$8,631	(7)%	48%	$26,390	$17,642	50%
Impact of:
Credit Card Securitizations	930	917	1,011	928	486	1	91	1,847	959	93
Accounting Policy Conformity Adjustments	—	—	—	118	—	NM	NM	—	—	NM
Tax Equivalent Adjustments	227	176	188	28	59	29	285	403	107	277

Total Net Revenue — Operating	$13,900	$14,740	$14,149	$13,579	$9,176	(6)	51	$28,640	$18,708	53

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$587	$427	$1,157	$1,169	$203	37	189	$1,014	$218	365
Impact of:
Credit Card Securitizations	930	917	1,011	928	486	1	91	1,847	959	93
Accounting Policy Conformity Adjustments	—	—	(525)	(333)	—	NM	NM	—	—	NM

Provision for Credit Losses — Operating	$1,517	$1,344	$1,643	$1,764	$689	13	120	$2,861	$1,177	143

TOTAL NONINTEREST EXPENSE
Total Noninterest Expense — Reported	$10,899	$9,937	$9,386	$9,377	$9,503	10	15	$20,836	$15,596	34
Impact of:
Merger Costs	(279)	(145)	(523)	(752)	(90)	(92)	(210)	(424)	(90)	(371)
Litigation Reserve Charges	(1,872)	(900)	—	—	(3,700)	(108)	49	(2,772)	(3,700)	25

Total Noninterest Expense — Operating	$8,748	$8,892	$8,863	$8,625	$5,713	(2)	53	$17,640	$11,806	49

INCOME TAX EXPENSE
Income Tax Expense (Benefit) — Reported	$263	$1,019	$741	$541	$(527)	(74)	NM	$1,282	$446	187
Impact of:
Merger Costs	106	55	199	290	30	93	253	161	30	437
Litigation Reserve Charges	711	342	—	—	1,406	108	(49)	1,053	1,406	(25)
Accounting Policy Conformity Adjustments	—	—	199	172	—	NM	NM	—	—	NM
Tax Equivalent Adjustments	227	176	188	28	59	29	285	403	107	277

Income Tax Expense — Operating	$1,307	$1,592	$1,327	$1,031	$968	(18)	35	$2,899	$1,989	46

NET INCOME
Net Income (Loss) — Reported	$994	$2,264	$1,666	$1,418	$(548)	(56)	NM	$3,258	$1,382	136
Impact of:
Merger Costs	173	90	324	462	60	92	188	263	60	338
Litigation Reserve Charges	1,161	558	—	—	2,294	108	(49)	1,719	2,294	(25)
Accounting Policy Conformity Adjustments	—	—	326	279	—	NM	NM	—	—	NM

Net Income — Operating	$2,328	$2,912	$2,316	$2,159	$1,806	(20)	29	$5,240	$3,736	40

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
REVENUE
Investment Banking Fees	$961	$993	$1,073	$879	$893	(3)%		8%		$1,954	$1,585	23%
Trading-Related Revenue (Including Trading NII)	585	2,187	1,122	832	1,312	(73)		(55)		2,772	3,608	(23)
Lending & Deposit Related Fees	851	820	903	943	412	4		107		1,671	826	102
Asset Management, Administration and Commissions	2,541	2,498	2,330	2,185	1,814	2		40		5,039	3,650	38
Securities / Private Equity Gains (Losses)	407	(45)	569	413	460	NM		(12)		362	892	(59)
Mortgage Fees and Related Income	336	362	85	233	294	(7)		14		698	488	43
Credit Card Income	1,035	919	1,036	934	324	13		219		1,954	603	224
Other Income	639	316	407	389	256	102		150		955	383	149

Noninterest Revenue	7,355	8,050	7,525	6,808	5,765	(9)		28		15,405	12,035	28

Interest Income	13,054	12,592	11,233	11,000	6,031	4		116		25,646	11,933	115
Interest Expense	6,509	5,902	4,609	4,229	2,620	10		148		12,411	5,260	136

Net Interest Income	6,545	6,690	6,624	6,771	3,411	(2)		92		13,235	6,673	98

TOTAL NET REVENUE	13,900	14,740	14,149	13,579	9,176	(6)		51		28,640	18,708	53

Managed Provision for Credit Losses	1,517	1,344	1,643	1,764	689	13		120		2,861	1,177	143

NONINTEREST EXPENSE
Compensation Expense	4,266	4,702	4,211	4,050	2,943	(9)		45		8,968	6,245	44
Occupancy Expense	580	525	609	604	440	10		32		1,105	871	27
Technology and Communications Expense	896	920	1,051	1,046	786	(3)		14		1,816	1,605	13
Professional & Outside Services	1,130	1,074	1,191	1,103	752	5		50		2,204	1,568	41
Marketing	537	483	428	506	202	11		166		1,020	401	154
Other Expense	954	805	981	920	511	19		87		1,759	958	84
Amortization of Intangibles	385	383	392	396	79	1		387		768	158	386

TOTAL NONINTEREST EXPENSE	8,748	8,892	8,863	8,625	5,713	(2)		53		17,640	11,806	49

Operating Earnings before Income Tax Expense	3,635	4,504	3,643	3,190	2,774	(19)		31		8,139	5,725	42
Income Tax Expense	1,307	1,592	1,327	1,031	968	(18)		35		2,899	1,989	46

OPERATING EARNINGS	$2,328	$2,912	$2,316	$2,159	$1,806	(20)		29		$5,240	$3,736	40

Operating Earnings Per Common Share
Diluted EPS	$0.66	$0.81	$0.64	$0.60	$0.85	(19)		(22)		$1.47	$1.77	(17)

Operating Financial Ratios
ROE	9%	11%	9%	8%	15%	(200	)bp	(600	)bp	10%	16%	(600	)bp
ROE-GW	15	19	15	14	19	(400)		(400)		17	20	(300)
ROA	0.75	0.96	0.75	0.72	0.87	(21)		(12)		0.85	0.92	(7)
Effective Income Tax Rate	36	35	36	32	35	100		100		36	35	100
Overhead Ratio	63	60	63	64	62	300		100		62	63	(100)

RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME (LOSS) PER SHARE — DILUTED
Operating Earnings	$0.66	$0.81	$0.64	$0.60	$0.85	(19)%		(22)%		$1.47	$1.77	(17)%
Reconciling Items (Net of Taxes):
Merger Costs	(0.05)	(0.03)	(0.09)	(0.13)	(0.03)	(67)		(67)		(0.08)	(0.03)	(167)
Litigation Reserve Charge	(0.33)	(0.15)	—	—	(1.09)	(120)		70		(0.48)	(1.09)	56
Accounting Policy Conformity	—	—	(0.09)	(0.08)	—	NM		NM		—	—	NM

Net Income (Loss)	$0.28	$0.63	$0.46	$0.39	$(0.27)	(56)		NM		$0.91	$0.65	40

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions, except ratio data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
REVENUE
Investment Bank	$2,750	$4,180	$3,201	$2,701	$2,939	(34)%		(6)%		$6,930	$6,703	3%
Retail Financial Services	3,799	3,847	3,545	3,800	1,835	(1)		107		7,646	3,446	122
Card Services	3,886	3,779	3,830	3,771	1,587	3		145		7,665	3,144	144
Commercial Banking	900	850	885	833	334	6		169		1,750	656	167
Treasury & Securities Services	1,588	1,482	1,413	1,339	1,093	7		45		3,070	2,105	46
Asset & Wealth Management	1,343	1,361	1,310	1,193	828	(1)		62		2,704	1,676	61
Corporate	(366)	(759)	(35)	(58)	560	52		NM		(1,125)	978	NM

TOTAL NET REVENUE	$13,900	$14,740	$14,149	$13,579	$9,176	(6)		51		$28,640	$18,708	53

OPERATING EARNINGS
Investment Bank	$606	$1,325	$660	$627	$644	(54)		(6)		$1,931	$1,661	16
Retail Financial Services	980	988	775	822	396	(1)		147		1,968	602	227
Card Services	542	522	515	421	176	4		208		1,064	338	215
Commercial Banking	174	243	254	215	65	(28)		168		417	139	200
Treasury & Securities Services	229	245	145	96	101	(7)		127		474	199	138
Asset & Wealth Management	283	276	263	197	99	3		186		559	221	153
Corporate	(486)	(687)	(296)	(219)	325	29		NM		(1,173)	576	NM

TOTAL OPERATING EARNINGS	$2,328	$2,912	$2,316	$2,159	$1,806	(20)		29		$5,240	$3,736	40

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$14,015	—		43		$20,000	$14,550	37
Retail Financial Services	13,250	13,100	13,050	13,050	5,005	1		165		13,175	5,091	159
Card Services	11,800	11,800	11,800	11,800	3,346	—		253		11,800	3,369	250
Commercial Banking	3,400	3,400	3,400	3,400	747	—		355		3,400	771	341
Treasury & Securities Services	1,900	1,900	1,900	1,900	3,203	—		(41)		1,900	3,196	(41)
Asset & Wealth Management	2,400	2,400	2,400	2,400	5,370	—		(55)		2,400	5,420	(56)
Corporate (b)	52,519	52,745	52,324	51,819	15,178	—		246		52,632	13,944	277

TOTAL AVERAGE EQUITY	$105,269	$105,345	$104,874	$104,369	$46,864	—		125		$105,307	$46,341	127

RETURN ON EQUITY (a)
Investment Bank	12%	27%	13%	12%	18%	(1,500	)bp	(600	)bp	19%	23%	(400	)bp
Retail Financial Services	30	31	24	25	32	(100)		(200)		30	24	600
Card Services	18	18	17	14	21	—		(300)		18	20	(200)
Commercial Banking	21	29	30	25	35	(800)		(1,400)		25	36	(1,100)
Treasury & Securities Services	48	52	30	20	13	(400)		3,500		50	13	3,700
Asset & Wealth Management	47	47	44	33	7	—		4,000		47	8	3,900
JPMC ROE	9	11	9	8	15	(200)		(600)		10	16	(600)
JPMC ROE-GW	15	19	15	14	19	(400)		(400)		17	20	(300)

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$359	$263	$250	$273	$268	37%		34%		$622	$415	50%
Equity Underwriting	104	239	213	170	221	(56)		(53)		343	398	(14)
Debt Underwriting	502	483	617	468	402	4		25		985	768	28

Total Investment Banking Fees	965	985	1,080	911	891	(2)		8		1,950	1,581	23

Trading-Related Revenue:
Fixed Income and Other	940	1,915	1,173	657	1,293	(51)		(27)		2,855	3,178	(10)
Equities	(280)	225	(42)	220	(86)	NM		(226)		(55)	249	NM
Credit Portfolio	(46)	59	(44)	(35)	29	NM		NM		13	85	(85)

Total Trading-Related Revenue (a)	614	2,199	1,087	842	1,236	(72)		(50)		2,813	3,512	(20)

Lending & Deposit Related Fees	146	157	176	155	112	(7)		30		303	208	46
Asset Management, Administration and Commissions	413	408	346	313	348	1		19		821	741	11
Other Income	270	127	178	91	45	113		500		397	59	NM

Noninterest Revenue	2,408	3,876	2,867	2,312	2,632	(38)		(9)		6,284	6,101	3
Net Interest Income (a)	342	304	334	389	307	13		11		646	602	7

TOTAL NET REVENUE (b)	2,750	4,180	3,201	2,701	2,939	(34)		(6)		6,930	6,703	3

Provision for Credit Losses	(343)	(366)	(173)	(151)	(128)	6		(168)		(709)	(316)	(124)
Credit Reimbursement from TSS (c)	38	38	43	43	2	—		NM		76	4	NM

NONINTEREST EXPENSE
Compensation Expense	1,192	1,616	1,389	992	1,126	(26)		6		2,808	2,512	12
Noncompensation Expense	986	909	1,001	932	930	8		6		1,895	1,870	1

TOTAL NONINTEREST EXPENSE	2,178	2,525	2,390	1,924	2,056	(14)		6		4,703	4,382	7

Operating Earnings Before Income Tax Expense	953	2,059	1,027	971	1,013	(54)		(6)		3,012	2,641	14
Income Tax Expense (Benefit)	347	734	367	344	369	(53)		(6)		1,081	980	10

OPERATING EARNINGS	$606	$1,325	$660	$627	$644	(54)		(6)		$1,931	$1,661	16

FINANCIAL RATIOS
ROE	12%	27%	13%	12%	18%	(1,500	)bp	(600	)bp	19%	23%	(400	)bp
ROA	0.41	0.95	0.49	0.50	0.59	(54)		(18)		0.67	0.78	(11)
Overhead Ratio	79	60	75	71	70	1,900		900		68	65	300
Compensation Expense as a % of Total Net Revenue	43	39	43	37	38	400		500		41	37	400

REVENUE BY BUSINESS (d)
Investment Banking Fees	$965	$985	$1,080	$911	$891	(2)%		8%		$1,950	$1,581	23%
Fixed Income Markets	1,418	2,289	1,530	1,115	1,572	(38)		(10)		3,707	3,669	1
Equities Markets	72	556	243	455	161	(87)		(55)		628	793	(21)
Credit Portfolio	295	350	348	220	315	(16)		(6)		645	660	(2)

Total Net Revenue	$2,750	$4,180	$3,201	$2,701	$2,939	(34)		(6)		$6,930	$6,703	3

REVENUE BY REGION
Americas	$1,833	$2,224	$1,829	$1,591	$1,497	(18)		22		$4,057	$3,450	18
Europe/Middle East/Africa	554	1,535	1,013	741	1,032	(64)		(46)		2,089	2,328	(10)
Asia/Pacific	363	421	359	369	410	(14)		(11)		784	925	(15)

Total Net Revenue	$2,750	$4,180	$3,201	$2,701	$2,939	(34)		(6)		$6,930	$6,703	3

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to the IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of the IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $207 million, $324 million, $511 million, $430 million and $427 million, during the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004 and $531 million and $1.0 billion year-to-date June 30, 2005 and 2004 respectively.

(b)
Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bonds and income tax credits related to affordable housing investments, of $206 million, $155 million, $167 million, $9 million and $54 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. The year-to-date tax equivalent adjustments were $361 million and $98 million for 2005 and 2004, respectively.

(c)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(d)	See account details of Fixed Income Markets, Equities Markets and Credit Portfolio in the Composition of Revenues tables on page 12.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and rankings data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$592,383	$566,778	$533,898	$496,347	$439,166	5%		35%		$579,651	$430,658	35%
Trading Assets — Debt and Equity Instruments	232,980	225,367	219,466	197,150	186,975	3		25		229,194	181,881	26
Trading Assets — Derivative Receivables	56,436	63,574	65,417	60,465	51,925	(11)		9		59,985	54,484	10
Loans:
Credit Portfolio	30,435	29,236	31,289	31,129	26,192	4		16		29,838	26,956	11
Other Loans (a)	20,967	18,232	16,385	14,650	12,537	15		67		19,608	11,508	70

Total Loans (b)	51,402	47,468	47,674	45,779	38,729	8		33		49,446	38,464	29
Adjusted Assets (c)	453,895	445,840	432,085	401,010	373,461	2		22		449,845	370,493	21
Equity (d)	20,000	20,000	20,000	20,000	14,015	—		43		20,000	14,550	37

Headcount	19,269	17,993	17,478	17,420	15,829	7		22		19,269	15,829	22

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(47)	$(5)	$14	$(16)	$15	NM		NM		$(52)	$49	NM
Nonperforming Assets
- Nonperforming Loans (e)	711	814	954	1,075	1,202	(13)		(41)		711	1,202	(41)
- Other Nonperforming Assets	235	242	242	246	339	(3)		(31)		235	339	(31)
Allowance for Loan Losses	971	1,191	1,547	1,841	742	(18)		31		971	742	31
Allowance for Lending-Related Commitments	225	296	305	358	183	(24)		23		225	183	23

Net Charge-off (Recovery) Rate (b)	(0.56)%	(0.05)%	0.14%	(0.17)%	0.18%	(51	) bp	(74	) bp	(0.29)%	0.30%	(59	) bp
Allowance for Loan Losses to Average Loans (b)	2.90	3.03	3.87	4.78	2.21	(13)		69		2.67	2.23	44
Allowance for Loan Losses to Nonperforming Loans (e)	137	147	163	172	62	(1,000)		7,500		137	62	7,500
Nonperforming Loans to Average Loans	1.38	1.71	2.00	2.35	3.10	(33)		(172)		1.44	3.13	(169)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (f) (g)
Trading Activities:
Fixed Income (f)	$82	$57	$68	$80	$77	44%		6%		$70	$75	(7)%
Foreign Exchange	21	23	18	13	16	(9)		31		22	19	16
Equities	45	18	20	25	29	150		55		32	35	(9)
Commodities and Other	15	10	9	10	8	50		88		12	8	50
Diversification	(61)	(43)	(42)	(43)	(42)	(42)		(45)		(52)	(46)	(13)

Total Trading VAR	102	65	73	85	88	57		16		84	91	(8)

Credit Portfolio VAR (g)	13	13	13	13	15	—		(13)		13	15	(13)
Diversification	(13)	(8)	(7)	(9)	(9)	(63)		(44)		(11)	(8)	(38)

Total Trading and Credit Portfolio VAR	$102	$70	$79	$89	$94	46		9		$86	$98	(12)

	YTD	Full Year
	2005	2004
MARKET SHARES AND RANKINGS (h)
Global Debt, Equity and Equity-Related	6%/#5	7%/#3
Global Syndicated Loans	17%/#1	19%/#1
Global Long-Term Debt	6%/#4	7%/#2
Global Equity and Equity-Related	9%/#4	6%/#6
Global Announced M&A	22%/#3	25%/#2
U.S. Debt, Equity and Equity-Related	7%/#4	8%/#5
U.S. Syndicated Loans	31%/#1	32%/#1
U.S. Long-Term Debt	10%/#2	12%/#2
U.S. Equity and Equity-Related	8%/#5	8%/#6
U.S. Announced M&A	18%/#6	32%/#1

(a)
Other Loans consists of loans not directly managed by the Credit Portfolio Group and include (i) warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses; (ii) loans held for principal investment purposes and (iii) certain other extension of loans that are directly managed outside of the Credit Portfolio Group.

(b)
Loans include loans held-for-sale of $17,871 million, $8,154 million, $7,684 million, $7,281 million and $5,199 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $13,039 million and $5,222 million for 2005 and 2004, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(c)
Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Equity includes $15.1 billion of economic risk capital assigned to the IB for the quarter ended June 30, 2005.
(e)
Nonperforming loans include loans held-for-sale of $2 million, $2 million, $2 million, $4 million and $2 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes all mark-to-market trading activities, plus available-for-sale securities held for proprietary purposes.
(g)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

(h)
Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings for the year ended December 31, 2004 are presented on a combined basis, as if the merger of JPMorgan Chase and Bank One had been in effect during the period.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	SECOND QUARTER 2005

COMPOSITION OF REVENUES				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$965	$—	$—	$—	$—	$—	$965
Fixed Income Markets	—	940	61	50	192	175	1,418
Equities Markets	—	(280)	—	350	(17)	19	72
Credit Portfolio	—	(46)	85	13	95	148	295

Total Net Revenue	$965	$614	$146	$413	$270	$342	$2,750

	HERITAGE JPMC
	SECOND QUARTER 2004

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$891	$—	$—	$—	$—	$—	$891
Fixed Income Markets	—	1,293	28	59	63	129	1,572
Equities Markets	—	(86)	—	279	(52)	20	161
Credit Portfolio	—	29	84	10	34	158	315

Total Net Revenue	$891	$1,236	$112	$348	$45	$307	$2,939

	YEAR-TO-DATE 2005

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$1,950	$—	$—	$—	$—	$—	$1,950
Fixed Income Markets	—	2,855	126	114	296	316	3,707
Equities Markets	—	(55)	—	683	(37)	37	628
Credit Portfolio	—	13	177	24	138	293	645

Total Net Revenue	$1,950	$2,813	$303	$821	$397	$646	$6,930

	HERITAGE JPMC
	YEAR-TO-DATE 2004

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$1,581	$—	$—	$—	$—	$—	$1,581
Fixed Income Markets	—	3,178	54	119	112	206	3,669
Equities Markets	—	249	—	604	(99)	39	793
Credit Portfolio	—	85	154	18	46	357	660

Total Net Revenue	$1,581	$3,512	$208	$741	$59	$602	$6,703

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$358	$340	$373	$395	$124	5%		189%		$698	$245	185%
Asset Management, Administration and Commissions (a)	369	394	368	375	132	(6)		180		763	277	175
Securities / Private Equity Gains (Losses)	—	10	(89)	6	—	NM		NM		10	—	NM
Mortgage Fees and Related Income (a)	341	368	117	211	333	(7)		2		709	538	32
Credit Card Income	105	94	97	89	25	12		320		199	44	352
Other Income	68	(12)	27	18	10	NM		NM		56	(14)	NM

Noninterest Revenue	1,241	1,194	893	1,094	624	4		99		2,435	1,090	123
Net Interest Income	2,558	2,653	2,652	2,706	1,211	(4)		111		5,211	2,356	121

TOTAL NET REVENUE	3,799	3,847	3,545	3,800	1,835	(1)		107		7,646	3,446	122

Provision for Credit Losses	94	94	78	239	78	—		21		188	132	42

NONINTEREST EXPENSE
Compensation Expense	820	822	807	855	450	—		82		1,642	959	71
Noncompensation Expense	1,181	1,215	1,276	1,250	680	(3)		74		2,396	1,411	70
Amortization of Intangibles	125	125	132	133	1	—		NM		250	2	NM

TOTAL NONINTEREST EXPENSE	2,126	2,162	2,215	2,238	1,131	(2)		88		4,288	2,372	81

Operating Earnings Before Income Tax Expense	1,579	1,591	1,252	1,323	626	(1)		152		3,170	942	237
Income Tax Expense (Benefit)	599	603	477	501	230	(1)		160		1,202	340	254

OPERATING EARNINGS	$980	$988	$775	$822	$396	(1)		147		$1,968	$602	227

FINANCIAL RATIOS
ROE	30%	31%	24%	25%	32%	(100	)bp	(200	)bp	30%	24%	600	bp
ROA	1.74	1.78	1.35	1.44	1.09	(4)		65		1.76	0.85	91
Overhead Ratio	56	56	62	59	62	—		(600)		56	69	(1,300)

SELECTED BALANCE SHEETS (Ending)
Total Assets	$223,391	$224,562	$226,560	$227,952	$148,682	(1)%		50%		$223,391	$148,682	50%
Loans (b)	197,927	199,215	202,473	201,116	131,712	(1)		50		197,927	131,712	50
Core Deposits (c)	159,702	162,241	156,885	154,589	80,100	(2)		99		159,702	80,100	99
Total Deposits	185,558	187,225	182,372	180,307	79,937	(1)		132		185,558	79,937	132

SELECTED BALANCE SHEETS (Average)
Total Assets	$225,574	$225,120	$228,647	$227,716	$146,693	—		54		$225,348	$143,210	57
Loans (d)	197,707	198,494	202,419	198,244	128,225	—		54		198,098	124,791	59
Core Deposits (c)	161,044	159,682	159,015	158,800	84,897	1		90		160,367	82,189	95
Total Deposits	186,523	184,336	183,105	183,501	93,565	1		99		185,435	91,000	104
Equity	13,250	13,100	13,050	13,050	5,005	1		165		13,175	5,091	159

Headcount	59,631	59,322	59,632	60,691	30,480	1		96		59,631	30,480	96

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$114	$152	$606	$219	$80	(25)		43		$266	$165	61
Nonperforming Loans (e)	1,132	1,150	1,161	1,308	519	(2)		118		1,132	519	118
Nonperforming Assets	1,319	1,351	1,385	1,557	693	(2)		90		1,319	693	90
Allowance for Loan Losses	1,135	1,168	1,228	1,764	1,061	(3)		7		1,135	1,061	7

Net Charge-off Rate (d)	0.25%	0.34%	1.28%	0.47%	0.29%	(9	)bp	(4	)bp	0.29%	0.30%	(1	)bp
Allowance for Loan Losses to Ending Loans (b)	0.61	0.64	0.67	0.94	0.90	(3)		(29)		0.61	0.90	(29)
Allowance for Loan Losses to Nonperforming Loans (e)	103	104	107	143	223	(100)		(12,000)		103	223	(12,000)
Nonperforming Loans to Total Loans	0.57	0.58	0.57	0.65	0.39	(1)		18		0.57	0.39	18

(a)	Reflects the transfer of certain insurance revenues from Mortgage Fees and Related Income to Asset Management, Administration and Commissions.
(b)
End-of-period loans include loans held-for-sale of $13,112 million, $16,532 million, $18,022 million, $12,816 million and $14,217 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Includes demand and savings deposits.
(d)
Average loans include loans held-for-sale of $14,620 million, $15,861 million, $13,534 million, $14,479 million and $15,638 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $15,237 million and $15,475 million for 2005 and 2004, respectively. These amounts are not included in the net charge-off rate.

(e)
Nonperforming loans include loans held-for-sale of $26 million, $31 million, $13 million, $74 million and $44 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$135	$228	$196	$168	$186	(41)%		(27)%		$363	$364	—%
Servicing:
Mortgage Servicing Revenue, Net of Amortization	142	146	169	134	193	(3)		(26)		288	348	(17)
MSR Risk Management Results	166	106	(187)	153	86	57		93		272	147	85

Total Net Revenue	443	480	178	455	465	(8)		(5)		923	859	7
Noninterest Expense	229	229	266	296	264	—		(13)		458	553	(17)
Operating Earnings	136	158	(56)	103	128	(14)		6		294	193	52

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$707	$713	$725	$704	$512	(1)		38		$1,420	$947	50
Provision for Credit Losses	38	30	(20)	65	38	27		—		68	29	134
Noninterest Expense	234	238	283	264	172	(2)		36		472	375	26
Operating Earnings	277	284	295	237	193	(2)		44		561	349	61

TOTAL HOME FINANCE
Total Net Revenue	$1,150	$1,193	$903	$1,159	$977	(4)		18		$2,343	$1,806	30
Provision for Credit Losses	38	30	(20)	65	38	27		—		68	29	134
Noninterest Expense	463	467	549	560	436	(1)		6		930	928	—
Operating Earnings	413	442	239	340	321	(7)		29		855	542	58

Origination Volume by Channel (in billions)
Retail	$22.8	$18.3	$18.5	$19.7	$20.8	25		10		$41.1	$36.0	14
Wholesale	13.2	10.7	11.7	11.6	15.7	23		(16)		23.9	25.2	(5)
Correspondent	3.6	2.3	4.2	5.4	7.9	57		(54)		5.9	13.2	(55)
Correspondent Negotiated Transactions	7.1	7.2	10.0	11.3	12.5	(1)		(43)		14.3	20.2	(29)

Total	46.7	38.5	44.4	48.0	56.9	21		(18)		85.2	94.6	(10)

Origination Volume by Business (in billions)
Mortgage	$30.9	$26.6	$32.4	$34.1	$47.1	16		(34)		$57.5	$78.1	(26)
Home Equity	15.8	11.9	12.0	13.9	9.8	33		61		27.7	16.5	68

Total	46.7	38.5	44.4	48.0	56.9	21		(18)		85.2	94.6	(10)

Business Metrics (in billions)
Loans Serviced — Mortgage (Ending) (a)	$501.7	$495.8	$492.5	$486.8	$464.6	1		8		$501.7	$464.6	8
MSR Net Carrying Value (Ending)	5.0	5.7	5.1	5.2	5.7	(12)		(12)		5.0	5.7	(12)
End of Period Loans Owned
Mortgage Loans Held-for-Sale	11.2	9.6	14.2	9.5	13.6	17		(18)		11.2	13.6	(18)
Mortgage Loans Retained	47.4	46.0	42.6	46.5	40.5	3		17		47.4	40.5	17
Home Equity and Other Loans	72.3	68.8	67.9	67.3	29.8	5		143		72.3	29.8	143

Total End of Period Loans Owned	130.9	124.4	124.7	123.3	83.9	5		56		130.9	83.9	56
Average Loans Owned
Mortgage Loans Held-for-Sale	10.5	11.4	10.1	10.9	14.6	(8)		(28)		10.9	13.8	(21)
Mortgage Loans Retained	47.0	44.3	44.6	44.0	38.2	6		23		45.7	37.0	24
Home Equity and Other Loans	69.1	66.5	70.1	66.2	27.0	4		156		67.8	25.6	165

Total Average Loans Owned	126.6	122.2	124.8	121.1	79.8	4		59		124.4	76.4	63
Overhead Ratio	40%	39%	61%	48%	45%	100	bp	(500	)bp	40%	51%	(1,100	)bp

Credit Quality Statistics
30+ Day Delinquency Rate (b)	1.17%	1.15%	1.27%	1.50%	1.18%	2		(1)		1.17%	1.18%	(1)
Net Charge-offs
Mortgage	$8	$6	$5	$6	$5	33%		60%		$14	$8	75%
Home Equity and Other Loans	30	35	449	57	23	(14)		30		65	48	35

Total Net Charge-offs	38	41	454	63	28	(7)		36		79	56	41
Net Charge-off Rate
Mortgage	0.07%	0.05%	0.04%	0.05%	0.05%	2	bp	2	bp	0.06%	0.04%	2	bp
Home Equity and Other Loans	0.17	0.21	2.55	0.34	0.34	(4)		(17)		0.19	0.38	(19)
Total Net Charge-off Rate (c)	0.13	0.15	1.57	0.23	0.17	(2)		(4)		0.14	0.18	(4)
Nonperforming Assets	$799	$841	$844	$997	$468	(5)%		71%		$799	$468	71%

(a)	Includes prime first mortgage loans and subprime loans.
(b)
Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.7 billion, $0.7 billion, $0.9 billion, $0.9 billion, and $1.1 billion for June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004 respectively. These amounts are excluded as reimbursement is proceeding normally.

(c)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Noninterest Revenue	$741	$729	$710	$734	$222		2%	234%		$1,470	$420	250%
Net Interest Income	1,364	1,428	1,395	1,342	393		(4)	247		2,792	784	256

Total Net Revenue	2,105	2,157	2,105	2,076	615		(2)	242		4,262	1,204	254
Provision for Credit Losses	25	36	39	79	20		(31)	25		61	47	30
Noninterest Expense	1,362	1,339	1,362	1,379	593		2	130		2,701	1,240	118
Operating Earnings (Loss)	437	477	430	377	2		(8)	NM		914	(47)	NM

Business Metrics (in billions)
End-of-Period Balances Small Business Loans	$12.5	$12.4	$12.5	$12.4	$2.2		1	468		$12.5	$2.2	468
Consumer and Other Loans (a)	1.8	2.2	2.2	2.3	1.9		(18)	(5)		1.8	1.9	(5)

Total Loans	14.3	14.6	14.7	14.7	4.1		(2)	249		14.3	4.1	249
Core Deposits (b)	147.9	150.8	146.3	144.5	69.7		(2)	112		147.9	69.7	112
Total Deposits	173.7	175.7	171.8	170.2	79.5		(1)	118		173.7	79.5	118
Average Balances
Small Business Loans	12.4	12.4	12.4	12.4	2.2		—	464		12.4	2.2	464
Consumer and Other Loans (a)	1.9	2.6	2.2	2.3	1.9		(27)	—		2.3	2.0	15

Total Loans	14.3	15.0	14.6	14.7	4.1		(5)	249		14.7	4.2	250
Core Deposits (b)	149.3	149.3	147.8	147.8	72.1		—	107		149.3	71.1	110
Total Deposits	174.8	173.9	171.8	172.5	80.7		1	117		174.4	79.8	119

Number of:
Branches	2,539	2,517	2,508	2,467	569		22 #	1,970	#	2,539	569	1,970	#
ATMs	6,961	6,687	6,650	6,587	1,921		274	5,040		6,961	1,921	5,040
Personal Bankers	6,258	5,798	5,750	5,744	1,705		460	4,553		6,258	1,705	4,553
Personal Checking Accounts (in thousands)	7,662	7,445	7,286	7,222	1,982		217	5,680		7,662	1,982	5,680
Business Checking Accounts (in thousands)	918	905	894	891	352		13	566		918	352	566
Active Online Customers (in thousands)	4,053	3,671	3,359	3,152	NA		382	NM		4,053	NA	NM
Debit Cards Issued (in thousands)	8,834	8,596	8,392	8,282	2,430		238	6,404		8,834	2,430	6,404
Overhead Ratio	65%	62%	65%	66%	96%	300	bp	(3,100	)bp	63%	103%	(4,000	)bp

Retail Brokerage Business Metrics
Investment Sales Volume	$2,907	$2,870	$2,770	$2,563	$1,047		1%	178%		$5,777	$1,991	190%
Number of Dedicated Investment Sales Representatives	1,422	1,352	1,364	1,393	390		5	265		1,422	390	265

Credit Quality Statistics
Net Charge-offs
Small Business	$25	$19	$32	$24	$12		32	108		$44	$21	110
Consumer and Other Loans	4	9	24	36	9		(56)	(56)		13	17	(24)

Total Net Charge-Offs	29	28	56	60	21		4	38		57	38	50
Net Charge-off Rate
Small Business	0.81%	0.62%	1.03%	0.77%	2.19%	19	bp	(138	)bp	0.72%	1.92%	(120	)bp
Consumer and Other Loans	0.84	1.40	4.34	6.23	1.91		(56)	(107)		1.14	1.71	(57)
Total Net Charge-Off Rate	0.81	0.76	1.53	1.62	2.06		5	(125)		0.78	1.82	(104)
Nonperforming Assets	$284	$293	$299	$313	$85		(3)%	234%		$284	$85	234%

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$395	$324	$364	$397	$218	22%		81%		$719	$384	87%
Provision for Credit Losses	31	28	59	95	20	11		55		59	56	5
Noninterest Expense	170	205	166	163	80	(17)		113		375	161	133
Operating Earnings	118	55	84	85	71	115		66		173	101	71
Business Metrics (in billions)
End-of-Period Loans and Lease Receivables
Loans Outstanding	$46.2	$52.8	$54.6	$53.7	$34.9	(13)		32		$46.2	$34.9	32
Lease Receivables	6.1	7.0	8.0	8.9	8.6	(13)		(29)		6.1	8.6	(29)

Total End-of-Period Loans and Lease Receivables	52.3	59.8	62.6	62.6	43.5	(13)		20		52.3	43.5	20
Average Loans and Lease Receivables
Loans Outstanding (Average) (a)	$49.8	$53.3	$54.2	$52.9	$35.2	(7)		41		$51.5	$35.1	47
Lease Receivables (Average)	6.6	7.6	8.4	9.2	8.9	(13)		(26)		7.1	9.1	(22)

Total Average Loans and Lease Receivables (a)	56.4	60.9	62.6	62.1	44.1	(7)		28		58.6	44.2	33
Overhead Ratio	43%	63%	46%	41%	37%	(2,000	)bp	600	bp	52%	42%	1,000	bp
Credit Quality Statistics
30+ Day Delinquency Rate	1.46%	1.33%	1.55%	1.38%	1.04%	13		42		1.46%	1.04%	42
Net Charge-offs
Loans	$45	$74	$85	$83	$23	(39)%		96%		$119	$51	133%
Lease Receivables	2	9	11	13	8	(78)		(75)		11	20	(45)

Total Net Charge-offs	47	83	96	96	31	(43)		52		130	71	83
Net Charge-off Rate Loans (a)	0.39%	0.61%	0.67%	0.65%	0.27%	(22	)bp	12	bp	0.51%	0.31%	20	bp
Lease Receivables	0.12	0.48	0.52	0.56	0.36	(36)		(24)		0.31	0.44	(13)
Total Net Charge-off Rate (a)	0.36	0.60	0.65	0.64	0.29	(24)		7		0.48	0.34	14
Nonperforming Assets	$236	$217	$242	$247	$140	9%		69%		$236	$140	69%
INSURANCE
Total Net Revenue	$149	$173	$173	$168	$25	(14)		496		$322	$52	NM
Noninterest Expense	131	151	138	136	22	(13)		495		282	43	NM
Operating Earnings	12	14	22	20	2	(14)		500		26	6	333
Memo:
Consolidated Gross Insurance-Related Revenue (b)	404	416	421	429	165	(3)		145		820	341	140
Business Metrics — Ending Balances
Invested Assets	$7,641	$7,349	$7,368	$7,489	$1,729	4		342		$7,641	$1,729	342
Policy Loans	394	394	397	398	—	—		NM		394	—	NM
Insurance Policy and Claims Reserves	7,562	7,337	7,279	7,477	1,255	3		NM		7,562	1,255	NM
Term Life Premiums — First Year Annualized	16	14	13	15	—	14		NM		30	—	NM
Term Life Premiums — First Year Annualized and Renewals	122	110	119	115	—	11		NM		232	—	NM
Proprietary Annuity Sales	282	119	35	39	58	137		386		401	134	199
Number of Policies in Force — Direct / Assumed (in thousands)	2,454	2,540	2,611	2,633	608	(3)		304		2,454	608	304
Insurance in Force — Direct / Assumed	280,176	280,082	277,827	274,390	33,772	—		NM		280,176	33,772	NM
Insurance in Force — Retained	83,324	83,799	80,691	76,727	33,772	(1)		147		83,324	33,772	147
A.M. Best Rating	A	A	A	A	A					A	A

(a)
Average loans include loans held-for-sale of $4.1 billion, $4.5 billion, $3.4 billion, $2.2 billion and $1.1 billion for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $4.3 billion and $1.7 billion for 2005 and 2004, respectively. These are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$—	$—	$26	$25	NM		NM		$—	$49	NM
Credit Card Income	868	761	886	784	271	14%		220%		1,629	509	220%
Other Income	42	11	31	44	20	282		110		53	42	26

Noninterest Revenue	910	772	917	854	316	18		188		1,682	600	180
Net Interest Income	2,976	3,007	2,913	2,917	1,271	(1)		134		5,983	2,544	135

TOTAL NET REVENUE	3,886	3,779	3,830	3,771	1,587	3		145		7,665	3,144	144

Provision for Credit Losses	1,641	1,636	1,735	1,662	748	—		119		3,277	1,454	125
NONINTEREST EXPENSE
Compensation Expense	291	285	270	317	150	2		94		576	306	88
Noncompensation Expense	904	839	825	926	353	8		156		1,743	734	137
Amortization of Intangibles	188	189	187	194	62	(1)		203		377	124	204

TOTAL NONINTEREST EXPENSE	1,383	1,313	1,282	1,437	565	5		145		2,696	1,164	132

Operating Earnings Before Income Tax Expense	862	830	813	672	274	4		215		1,692	526	222
Income Tax Expense	320	308	298	251	98	4		227		628	188	234

OPERATING EARNINGS	$542	$522	$515	$421	$176	4		208		$1,064	$338	215

Memo: Net Securitization Gains (Amortization)	$15	$(12)	$—	$(2)	$(4)	NM		NM		$3	$(6)	NM

FINANCIAL METRICS
ROE	18%	18%	17%	14%	21%	—	bp	(300	)bp	18%	20%	(200	)bp
Overhead Ratio	36	35	33	38	36	100		—		35	37	(200)
% of Average Managed Outstandings:
Net Interest Income	8.83	9.13	8.79	8.90	9.98	(30)		(115)		8.98	9.97	(99)
Provision for Credit Losses	4.87	4.97	5.24	5.07	5.88	(10)		(101)		4.92	5.70	(78)
Noninterest Revenue	2.70	2.34	2.77	2.61	2.48	36		22		2.52	2.35	17
Risk Adjusted Margin (a)	6.66	6.51	6.32	6.44	6.59	15		7		6.58	6.62	(4)
Noninterest Expense	4.10	3.99	3.87	4.39	4.44	11		(34)		4.05	4.56	(51)
Pre-tax Income	2.56	2.52	2.45	2.05	2.15	4		41		2.54	2.06	48
Operating Earnings	1.61	1.58	1.55	1.28	1.38	3		23		1.60	1.32	28
BUSINESS METRICS
Charge Volume (in billions)	$75.6	$70.3	$75.3	$73.3	$23.5	8%		222%		$145.9	$45.0	224%
Net Accounts Opened (in thousands)	2,789	2,744	2,729	2,755	1,013	2		175		5,533	2,039	171
Credit Cards Issued (in thousands)	95,465	94,367	94,285	95,946	35,529	1		169		95,465	35,529	169
Number of Registered Internet Customers (in millions)	12.0	10.9	13.6	12.4	4.5	10		167		12.0	4.5	167
Merchant Acquiring Business Bank Card Volume (in billions)	$141.2	$125.1	$135.9	$123.5	$71.8	13		97		$266.3	$136.8	95
Total Transactions (in millions)	4,735	4,285	4,462	3,972	1,875	11		153		9,020	3,632	148

(a)	Represents Total net revenue less Provision for credit losses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$68,510	$66,053	$64,575	$60,241	$17,182	4%		299%		$68,510	$17,182	299%
Securitized Loans	68,808	67,328	70,795	71,256	34,138	2		102		68,808	34,138	102

Managed Loans	$137,318	$133,381	$135,370	$131,497	$51,320	3		168		$137,318	$51,320	168

SELECTED AVERAGE BALANCES
Managed Assets	$140,741	$138,512	$138,013	$136,753	$51,510	2		173		$139,632	$51,630	170
Loans:
Loans on Balance Sheets	$67,131	$64,218	$61,317	$59,386	$17,155	5		291		$65,683	$17,096	284
Securitized Loans	68,075	69,370	70,505	70,980	34,052	(2)		100		68,718	34,239	101

Managed Loans	$135,206	$133,588	$131,822	$130,366	$51,207	1		164		$134,401	$51,335	162

Equity	11,800	11,800	11,800	11,800	3,346	—		253		11,800	3,369	250

Headcount	20,647	20,137	19,598	20,473	9,975	3%		107%		20,647	9,975	107%

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,641	$1,590	$1,735	$1,598	$745	3		120		$3,231	$1,488	117
Net Charge-off Rate	4.87%	4.83%	5.24%	4.88%	5.85%	4	bp	(98	)bp	4.85%	5.83%	(98	)bp

Delinquency ratios
30+ days	3.34%	3.54%	3.70%	3.81%	4.26%	(20)		(92)		3.34%	4.26%	(92)
90+ days	1.54	1.71	1.72	1.75	1.94	(17)		(40)		1.54	1.94	(40)

Allowance for Loan Losses	$3,055	$3,040	$2,994	$2,273	$1,191	—%		157%		$3,055	$1,191	157%
Allowance for Loan Losses to Period-end Loans (a)	4.46%	4.60%	4.64%	3.77%	6.93%	(14	)bp	(247	)bp	4.46%	6.93%	(247	)bp

(a)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Consolidated balance sheets. As a result, the Allowance for Loan Losses to Period-end Loans ratio beginning September 30, 2004, declined as the remaining portion of the decertificated seller’s interest was recorded at fair value without a corresponding allowance for loan loss.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,596	$1,576	$1,672	$1,632	$578	1%	176%	$3,172	$1,142	178%
Securitization Adjustments	(728)	(815)	(786)	(848)	(307)	11	(137)	(1,543)	(633)	(144)

Managed Credit Card Income	$868	$761	$886	$784	$271	14	220	$1,629	$509	220

Other Income
Reported Data for the Period	$42	$11	$30	$47	$65	282	(35)	$53	$126	(58)
Securitization Adjustments	—	—	1	(3)	(45)	NM	NM	—	(84)	NM

Managed Other Income	$42	$11	$31	$44	$20	282	110	$53	$42	26

Net Interest Income
Reported Data for the Period	$1,318	$1,275	$1,117	$1,138	$433	3	204	$2,593	$868	199
Securitization Adjustments	1,658	1,732	1,796	1,779	838	(4)	98	3,390	1,676	102

Managed Net Interest Income	$2,976	$3,007	$2,913	$2,917	$1,271	(1)	134	$5,983	$2,544	135

Total Net Revenue (b)
Reported Data for the Period	$2,956	$2,862	$2,819	$2,843	$1,101	3	168	$5,818	$2,185	166
Securitization Adjustments	930	917	1,011	928	486	1	91	1,847	959	93

Managed Total Net Revenue	$3,886	$3,779	$3,830	$3,771	$1,587	3	145	$7,665	$3,144	144

Provision for Credit Losses
Reported Data for the Period	$711	$719	$724	$734	$262	(1)	171	$1,430	$495	189
Securitization Adjustments	930	917	1,011	928	486	1	91	1,847	959	93

Managed Provision for Credit Losses	$1,641	$1,636	$1,735	$1,662	$748	—	119	$3,277	$1,454	125

BALANCE SHEETS — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$74,515	$71,003	$69,485	$67,718	$18,484	5	303	$72,768	$18,439	295
Securitization Adjustments	66,226	67,509	68,528	69,035	33,026	(2)	101	66,864	33,191	101

Managed Average Assets	$140,741	$138,512	$138,013	$136,753	$51,510	2	173	$139,632	$51,630	170

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)
Reported Net Charge-offs Data for the period	$711	$673	$724	$670	$259	6	175	$1,384	$529	162
Securitization Adjustments	930	917	1,011	928	486	1	91	1,847	959	93

Managed Net Charge-offs	$1,641	$1,590	$1,735	$1,598	$745	3	120	$3,231	$1,488	117

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$143	$142	$147	$162	$67	1%		113%		$285	$132	116%
Asset Management, Administration and Commissions	15	15	12	12	4	—		275		30	8	275
Other Income (a)	94	68	103	51	29	38		224		162	55	195

Noninterest Revenue	252	225	262	225	100	12		152		477	195	145
Net Interest Income	648	625	623	608	234	4		177		1,273	461	176

TOTAL NET REVENUE	900	850	885	833	334	6		169		1,750	656	167

Provision for Credit Losses	142	(6)	21	14	19	NM		NM		136	6	NM
NONINTEREST EXPENSE
Compensation Expense	160	163	153	176	65	(2)		146		323	136	138
Noncompensation Expense	296	278	281	286	138	6		114		574	276	108
Amortization of Intangibles	17	17	17	18	—	—		NM		34	—	NM

TOTAL NONINTEREST EXPENSE	473	458	451	480	203	3		133		931	412	126

Operating Earnings Before Income Tax Expense	285	398	413	339	112	(28)		154		683	238	187
Income Tax Expense	111	155	159	124	47	(28)		136		266	99	169

OPERATING EARNINGS	$174	$243	$254	$215	$65	(28)		168		$417	$139	200

MEMO:
Revenue by Product:
Lending	$285	$269	$280	$314	$86	6		231		$554	$170	226
Treasury Services	558	542	528	499	221	3		152		1,100	440	150
Investment Banking	62	40	61	24	20	55		210		102	35	191
Other	(5)	(1)	16	(4)	7	(400)		NM		(6)	11	NM

Total Commercial Banking Revenue	$900	$850	$885	$833	$334	6		169		$1,750	$656	167

Revenue by Business:
Middle Market	$594	$572	$571	$551	$192	4		209		$1,166	$377	209
Corporate Banking	138	123	142	109	59	12		134		261	116	125
Real Estate	131	119	133	123	60	10		118		250	112	123
Other	37	36	39	50	23	3		61		73	51	43

Total Commercial Banking Revenue	$900	$850	$885	$833	$334	6		169		$1,750	$656	167

FINANCIAL RATIOS
ROE	21%	29%	30%	25%	35%	(800	)bp	(1,400	)bp	25%	36%	(1,100	)bp
ROA	1.25	1.79	1.81	1.53	1.51	(54)		(26)		1.51	1.67	(16)
Overhead Ratio	53	54	51	58	61	(100)		(800)		53	63	(1,000)
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$55,963	$55,080	$55,837	$55,957	$17,281	2%		224%		$55,524	$16,760	231%
Loans and Leases	51,184	49,969	50,469	50,324	14,717	2		248		50,580	14,241	255
Liability Balances (b)	72,498	71,613	69,360	66,944	38,058	1		90		72,058	37,327	93
Equity	3,400	3,400	3,400	3,400	747	—		355		3,400	771	341
MEMO:
Loans by Business:
Middle Market	$31,051	$30,216	$29,997	$29,307	$5,203	3		497		$30,636	$5,156	494
Corporate Banking	6,239	5,788	6,109	6,087	2,608	8		139		6,015	2,579	133
Real Estate	10,169	10,345	10,679	11,646	4,330	(2)		135		10,256	3,970	158
Other	3,725	3,620	3,684	3,284	2,576	3		45		3,673	2,536	45

Total Commercial Banking Loans	$51,184	$49,969	$50,469	$50,324	$14,717	2		248		$50,580	$14,241	255

Headcount	4,474	4,495	4,555	4,595	1,690	—		165		4,474	1,690	165
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(3)	$2	$45	$(13)	$30	NM		NM		$(1)	$29	NM
Nonperforming Loans	434	433	527	579	132	—		229		434	132	229
Allowance for Loan Losses	1,431	1,312	1,322	1,350	107	9		NM		1,431	107	NM
Allowance for Lending-Related Commitments	196	170	169	164	24	15		NM		196	24	NM
Net Charge-off (Recovery) Rate	(0.02)%	0.02%	0.35%	(0.10)%	0.82%	(4	)bp	(84	)bp	0.00%	0.41%	(41	)bp
Allowance for Loan Losses to Average Loans	2.80	2.63	2.62	2.68	0.73	17		207		2.83	0.75	208
Allowance for Loan Losses to Nonperforming Loans	330	303	251	233	81	2,700		24,900		330	81	24,900
Nonperforming Loans to Average Loans	0.85	0.87	1.04	1.15	0.90	(2)		(5)		0.86	0.93	(7)

(a)	IB-related and commercial card revenues are included in Other Income.
(b)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios, headcount data and otherwise noted)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$197	$170	$200	$218	$111	16%		77%		$367	$229	60%
Asset Management, Administration and Commissions	736	692	630	600	633	6		16		1,428	1,215	18
Other Income	145	124	112	103	98	17		48		269	167	61

Noninterest Revenue	1,078	986	942	921	842	9		28		2,064	1,611	28
Net Interest Income	510	496	471	418	251	3		103		1,006	494	104

TOTAL NET REVENUE	1,588	1,482	1,413	1,339	1,093	7		45		3,070	2,105	46

Provision for Credit Losses	2	(3)	3	—	3	NM		(33)		(1)	4	NM
Credit Reimbursement to IB (a)	(38)	(38)	(43)	(43)	(2)	—		NM		(76)	(4)	NM
NONINTEREST EXPENSE
Compensation Expense	522	504	471	472	347	4		50		1,026	686	50
Noncompensation Expense	642	532	643	654	582	21		10		1,174	1,094	7
Amortization of Intangibles	30	29	32	30	15	3		100		59	31	90

TOTAL NONINTEREST EXPENSE	1,194	1,065	1,146	1,156	944	12		26		2,259	1,811	25

Operating Earnings before Income Tax Expense	354	382	221	140	144	(7)		146		736	286	157
Income Tax Expense	125	137	76	44	43	(9)		191		262	87	201

OPERATING EARNINGS	$229	$245	$145	$96	$101	(7)		127		$474	$199	138

REVENUE BY BUSINESS
Treasury Services (“TS”)	$682	$618	$642	$629	$366	10		86		$1,300	$723	80
Investor Services (“IS”)	544	508	454	404	453	7		20		1,052	851	24
Institutional Trust Services (“ITS”)	362	356	317	306	274	2		32		718	531	35

TOTAL NET REVENUE	$1,588	$1,482	$1,413	$1,339	$1,093	7		45		$3,070	$2,105	46

FINANCIAL RATIOS
ROE	48%	52%	30%	20%	13%	(400	)bp	3,500	bp	50%	13%	3,700	bp
Overhead Ratio	75	72	81	86	86	300		(1,100)		74	86	(1,200)
Pre-tax Margin Ratio (b)	22	26	16	10	13	(400)		900		24	14	1,000
BUSINESS METRICS
Assets under Custody (in billions) (c)	$10,190	$10,154	$9,300	$8,427	$7,980	—%		28%		$10,190	$7,980	28%
Corporate Trust Securities under Administration (in billions) (d)	6,704	6,745	6,676	6,569	6,241	(1)		7		6,704	6,241	7
Number of:
ACH transactions originated (in millions)	727	699	693	651	341	4		113		1,426	650	119
Total US$ Clearing Volume (in thousands)	24,200	21,705	22,590	21,781	18,727	11		29		45,905	36,791	25
Total Non-US$ Clearing Volume (in thousands)	13,372	11,587	11,131	10,490	9,866	15		36		24,959	19,891	25
Wholesale Check Volume (in millions)	921	877	NA	NA	NA	5		NM		1,798	NA	NM
Wholesale Cards Issued (in thousands) (e)	12,075	11,834	11,787	11,260	9,420	2		28		23,909	18,379	30
SELECTED BALANCE SHEETS (Average)
Total Assets	$26,437	$27,033	$28,538	$24,831	$21,040	(2)		26		$26,733	$20,141	33
Loans	9,956	10,091	9,988	8,457	6,783	(1)		47		10,023	6,460	55
Liability Balances (f)	164,036	154,673	147,789	136,606	114,624	6		43		159,380	109,046	46
Equity	1,900	1,900	1,900	1,900	3,203	—		(41)		1,900	3,196	(41)
Headcount	23,871	23,073	22,612	22,246	15,023	3		59		23,871	15,023	59
FIRMWIDE DISCLOSURES
Treasury Services Firmwide Revenue (g)	$1,314	$1,237	$1,238	$1,205	$617	6		113		$2,551	$1,222	109
Treasury & Securities Services Firmwide Revenue (g)	2,220	2,101	2,009	1,915	1,344	6		65		4,321	2,604	66
Treasury Services Firmwide Overhead Ratio (h)	54%	56%	61%	59%	65%	(200	)bp	(1,100	)bp	55%	67%	(1,200	)bp
Treasury & Securities Services Firmwide Overhead Ratio (h)	66	63	69	72	79	300		(1,300)		64	79	(1,500)
Treasury Services Firmwide Liability Balances (i)	$138,058	$133,770	$130,505	$125,813	$79,448	3%		74%		$135,926	$77,133	76%
Treasury & Securities Services Firmwide Liability Balances (i)	236,534	226,286	217,149	203,550	152,682	5		55		231,438	146,373	58

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

FOOTNOTES

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)
Pre-tax margin represents Operating Earnings before Income Taxes divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all operating costs are taken into consideration.

(c)
Beginning March 31, 2005, assets under custody include an estimated $400 billion of ITS assets under custody that have not been included previously. At June 30, 2005 approximately 5% of total assets under custody were trust related.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(f)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

FIRMWIDE DISCLOSURES

Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(g)
Firmwide revenues include TS revenues recorded in the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $96 million and $90 million for the quarters ended June 30, 2005 and March 31, 2005, respectively.

(h)
Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(i)
Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the Commercial Banking line of business are not included in TS liability balances.

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
Treasury Services Revenue Reported in Commercial Banking	$558	$542	$528	$499	$221	3%	152%	$1,100	$440	150%
Treasury Services Revenue Reported in Other Lines of Business	74	77	68	77	30	(4)	147	151	59	156

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, headcount and ranking data, and where otherwise noted)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$6	$9	$10	$10	$4	(33)%		50%		$15	$8	88%
Asset Management, Administration and Commissions	994	975	952	859	657	2		51		1,969	1,329	48
Other Income	69	95	60	55	50	(27)		38		164	100	64

Noninterest Revenue	1,069	1,079	1,022	924	711	(1)		50		2,148	1,437	49
Net Interest Income	274	282	288	269	117	(3)		134		556	239	133

TOTAL NET REVENUE	1,343	1,361	1,310	1,193	828	(1)		62		2,704	1,676	61

Provision for Credit Losses	(20)	(7)	(21)	1	(4)	(186)		(400)		(27)	6	NM

NONINTEREST EXPENSE
Compensation Expense	509	538	459	452	343	(5)		48		1,047	668	57
Noncompensation Expense	383	371	436	409	335	3		14		754	657	15
Amortization of Intangibles	25	25	24	23	3	—		NM		50	5	NM

TOTAL NONINTEREST EXPENSE	917	934	919	884	681	(2)		35		1,851	1,330	39

Operating Earnings before Income Tax Expense	446	434	412	308	151	3		195		880	340	159
Income Tax Expense	163	158	149	111	52	3		213		321	119	170

OPERATING EARNINGS	$283	$276	$263	$197	$99	3		186		$559	$221	153

FINANCIAL RATIOS
ROE	47%	47%	44%	33%	7%	—	bp	4,000	bp	47%	8%	3,900	bp
Overhead Ratio	68	69	70	74	82	(100)		(1,400)		68	79	(1,100)
Pre-tax Margin Ratio (a)	33	32	31	26	18	100		1,500		33	20	1,300

BUSINESS METRICS
Number of:
Client Advisors	1,409	1,390	1,333	1,334	629	1%		124%		1,409	629	124%
Brown Co Average Daily Trades	26,267	29,753	30,521	23,969	28,702	(12)		(8)		28,010	32,586	(14)
Retirement Planning Services Participants	1,210,000	1,181,000	918,000	874,000	844,000	2		43		1,210,000	844,000	43
Star Rankings: (b)
% of Customer Assets in Funds Ranked 4 or Better	50%	48%	48%	56%	48%	4		4		50%	48%	4
% of Customer Assets in Funds Ranked 3 or Better	80%	79%	81%	80%	78%	1		3		80%	78%	3
Funds Quartile Ranking (1YR) : (c)
% of AUM in 1st and 2nd Quartiles	75%	71%	66%	63%	49%	6		53		75%	49%	53

REVENUE BY CLIENT SEGMENT
Private Bank	$409	$422	$427	$383	$368	(3)		11		$831	$744	12
Retail	363	346	358	292	269	5		35		709	534	33
Institutional	313	322	265	267	172	(3)		82		635	359	77
Private Client Services	258	271	260	251	19	(5)		NM		529	39	NM

Total Net Revenue	$1,343	$1,361	$1,310	$1,193	$828	(1)		62		$2,704	$1,676	61

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$42,001	$39,716	$40,689	$39,882	$35,083	6		20		$40,865	$35,189	16
Loans	26,572	26,357	25,966	25,408	17,620	1		51		26,465	17,359	52
Deposits (d)	40,774	42,043	43,415	38,940	24,069	(3)		69		41,405	23,589	76
Equity	2,400	2,400	2,400	2,400	5,370	—		(55)		2,400	5,420	(56)

Headcount	12,455	12,378	12,287	12,368	8,690	1		43		12,455	8,690	43

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(2)	$(6)	$5	$6	$6	67		NM		$(8)	$61	NM
Nonperforming Loans	100	78	79	125	102	28		(2)		100	102	(2)
Allowance for Loan Losses	195	214	216	241	76	(9)		157		195	76	157
Allowance for Lending Related Commitments	3	5	5	5	2	(40)		50		3	2	50

Net Charge-off (Recovery) Rate	(0.03)%	(0.09)%	0.08%	0.09%	0.14%	6	bp	(17)	bp	(0.06)%	0.71%	(77	)bp
Allowance for Loan Losses to Average Loans	0.73	0.81	0.83	0.95	0.43	(8)		30		0.74	0.44	30
Allowance for Loan Losses to Nonperforming Loans	195	274	273	193	75	(7,900)		12,000		195	75	12,000
Nonperforming Loans to Average Loans	0.38	0.30	0.30	0.49	0.58	8		(20)		0.38	0.59	(21)

(a)
Pre-tax margin represents Operating Earnings before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.

(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Quartile ranking sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxemburg and Hong Kong; and Nomura for Japan.
(d)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

					Heritage
					JPMC Only	2QTR 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004
Asset Class
Liquidity	$223	$228	$232	$210	$152	(2)%	47%
Fixed Income	171	171	171	174	117	—	46
Equities & Balanced	323	326	326	298	261	(1)	24
Alternatives	66	65	62	53	45	2	47

Assets under Management	783	790	791	735	575	(1)	36
Custody / Brokerage / Administration / Deposits	310	302	315	268	221	3	40

Total Assets under Supervision	$1,093	$1,092	$1,106	$1,003	$796	—	37

Client Segment
Private Bank
Assets under Management	$135	$138	$139	$136	$139	(2)	(3)
Custody / Brokerage / Administration / Deposits	165	161	165	143	138	2	20

Assets under Supervision	300	299	304	279	277	—	8
Retail
Assets under Management	141	138	133	122	101	2	40
Custody / Brokerage / Administration / Deposits	97	94	88	81	80	3	21

Assets under Supervision	238	232	221	203	181	3	31
Institutional
Assets under Management	455	462	466	426	328	(2)	39
Custody / Brokerage / Administration / Deposits	3	5	21	4	—	(40)	NM

Assets under Supervision	458	467	487	430	328	(2)	40
Private Client Services
Assets under Management	52	52	53	51	7	—	NM
Custody / Brokerage / Administration / Deposits	45	42	41	40	3	7	NM

Assets under Supervision	97	94	94	91	10	3	NM

Total Assets under Supervision	$1,093	$1,092	$1,106	$1,003	$796	—	37

Geographic Region
Americas
Assets under Management	$535	$558	$562	$531	$370	(4)	45
Custody / Brokerage / Administration / Deposits	270	263	281	238	189	3	43

Assets under Supervision	805	821	843	769	559	(2)	44
International
Assets under Management	248	232	229	204	205	7	21
Custody / Brokerage / Administration / Deposits	40	39	34	30	32	3	25

Assets under Supervision	288	271	263	234	237	6	22

Total Assets under Supervision	$1,093	$1,092	$1,106	$1,003	$796	—	37

Memo:
Mutual Funds Assets:
Liquidity	$174	$175	$183	$163	$117	(1)	49
Fixed Income	41	45	41	48	30	(9)	37
Equities, Balanced & Alternatives	114	106	104	97	74	8	54

Total Mutual Funds Assets	$329	$326	$328	$308	$221	1	49

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

					Heritage		Heritage
					JPMC Only		JPMC Only
	2QTR	1QTR	4QTR	3QTR	2QTR	Year-to-date
	2005	2005	2004	2004	2004	2005	2004

Assets Under Management Rollforward
Beginning Balance	$790	$791	$735	$575	$589	$791	$561
Liquidity Net Asset Flows	(5)	(6)	16	(9)	(7)	(11)	(4)
Fixed Income Net Asset Flows	(2)	4	(2)	(5)	—	2	(1)
Equities, Balanced & Alternatives Net Asset Flows	8	1	6	(2)	3	9	10
Acquisitions (a)	—	—	7	176	—	—	—
Market / Other Impacts (b)	(8)	—	29	—	(10)	(8)	9

Ending Balance	$783	$790	$791	$735	$575	$783	$575

Custody / Brokerage / Administration / Deposits Rollforward
Beginning Balance	$302	$315	$268	$221	$216	$315	$203
Custody / Brokerage / Administration / Deposits Net Asset Flows	(1)	7	12	12	3	6	9
Acquisitions (a)	—	—	—	38	—	—	—
Market / Other Impacts	9	(20)	35	(3)	2	(11)	9

Ending Balance	$310	$302	$315	$268	$221	$310	$221

Assets Under Supervision Rollforward
Beginning Balance	$1,092	$1,106	$1,003	$796	$805	$1,106	$764
Net Asset Flows	—	6	32	(4)	(1)	6	14
Acquisitions (a)	—	—	7	214	—	—	—
Market / Other Impacts (b)	1	(20)	64	(3)	(8)	(19)	18

Ending Balance	$1,093	$1,092	$1,106	$1,003	$796	$1,093	$796

(a)	Reflects the Merger with Bank One ($214 billion) in the third quarter of 2004 and the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion).
(b)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12bn).

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$310	$(130)	$584	$347	$436	NM %	(29)%	$180	$855	(79)%
Other Income	87	48	38	131	104	81	(16)	135	146	(8)

Noninterest Revenue	397	(82)	622	478	540	NM	(26)	315	1,001	(69)
Net Interest Income	(763)	(677)	(657)	(536)	20	(13)	NM	(1,440)	(23)	NM

TOTAL NET REVENUE	(366)	(759)	(35)	(58)	560	52	NM	(1,125)	978	NM

Provision for Credit Losses	1	(4)	—	(1)	(27)	NM	NM	(3)	(109)	97

Noninterest Expense
Compensation Expense	772	774	662	786	462	—	67	1,546	978	58
Noncompensation Expense	1,042	996	1,215	1,146	857	5	22	2,038	1,727	18

Subtotal	1,814	1,770	1,877	1,932	1,319	2	38	3,584	2,705	32
Net Expenses Allocated to Other Businesses	(1,337)	(1,335)	(1,417)	(1,426)	(1,186)	—	(13)	(2,672)	(2,370)	(13)

TOTAL NONINTEREST EXPENSE	477	435	460	506	133	10	259	912	335	172

Operating Earnings before Income Tax Expense	(844)	(1,190)	(495)	(563)	454	29	NM	(2,034)	752	NM
Income Tax Expense (Benefit)	(358)	(503)	(199)	(344)	129	29	NM	(861)	176	NM

OPERATING EARNINGS	$(486)	$(687)	$(296)	$(219)	$325	29	NM	$(1,173)	$576	NM

SELECTED AVERAGE BALANCE SHEETS
Short-term Investments (a)	$16,779	$13,164	$19,252	$26,432	$9,903	27	69	$14,982	$6,248	140
Investment Portfolio (b)	50,751	74,795	72,583	74,708	58,043	(32)	(13)	62,707	58,240	8
Goodwill (c)	43,524	43,306	42,980	42,958	342	1	NM	43,415	344	NM
Total Assets	159,160	178,089	197,794	204,884	125,122	(11)	27	168,572	122,697	37

Headcount	28,114	26,983	24,806	24,482	12,928	4	117	28,114	12,928	117

TREASURY
Securities Gains (Losses) (d)	$6	$(918)	$77	$109	$41	NM	(85)	$(912)	$161	NM

Investment Portfolio (Average)	$43,652	$65,646	$63,362	$65,508	$51,509	(34)	(15)	$54,588	$51,044	7

Investment Portfolio (Ending)	$34,319	$46,943	$64,949	$61,331	$49,133	(27)	(30)	$34,319	$49,133	(30)

(a)	Represents Federal funds sold, Securities borrowed, Trading assets — debt and equity instruments and Trading assets — derivative receivables.
(b)	Represents investment securities and private equity investments.
(c)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(d)
Losses in the first quarter of 2005 were primarily due to the sale of $20 billion of investment securities during the month of March 2005. Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$555	$633	$442	$277	$402	(12)%	38%	$1,188	$704	69%
Write-ups / (Write-downs)	(133)	206	(111)	(31)	(27)	NM	(393)	73	(50)	NM
Mark-to-Market Gains (Losses)	(153)	(89)	167	(27)	(1)	(72)	NM	(242)	24	NM

Total Direct Investments	269	750	498	219	374	(64)	(28)	1,019	678	50
Third-Party Fund Investments	31	39	8	16	18	(21)	72	70	10	NM

Total Private Equity Gains	300	789	506	235	392	(62)	(23)	1,089	688	58
Other Income	11	5	16	14	11	120	—	16	23	(30)
Net Interest Income	(56)	(50)	(70)	(89)	(53)	(12)	(6)	(106)	(112)	5

Total Net Revenue	255	744	452	160	350	(66)	(27)	999	599	67
Total Noninterest Expense	66	62	79	73	67	6	(1)	128	136	(6)

Operating Earnings before Income Tax Expense	189	682	373	87	283	(72)	(33)	871	463	88
Income Tax Expense	67	245	134	27	96	(73)	(30)	312	160	95

OPERATING EARNINGS	$122	$437	$239	$60	$187	(72)	(35)	$559	$303	84

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$761	$1,149	$1,170	$958	$811	(34)	(6)
Cost	580	808	744	675	566	(28)	2
Quoted Public Value	1,082	1,713	1,758	1,415	1,306	(37)	(17)
Privately-Held Direct Securities
Carrying Value	5,037	5,490	5,686	6,011	4,821	(8)	4
Cost	6,362	6,689	7,178	7,551	6,307	(5)	1
Third-Party Fund Investments
Carrying Value	552	550	641	1,138	751	—	(26)
Cost	921	934	1,042	1,761	1,208	(1)	(24)

Total Private Equity Portfolio — Carrying Value	$6,350	$7,189	$7,497	$8,107	$6,383	(12)	(1)

Total Private Equity Portfolio — Cost	$7,863	$8,431	$8,964	$9,987	$8,081	(7)	(3)

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

					Heritage	Jun 30, 2005
					JPMC Only	Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2005	2005	2004	2004	2004	2005	2004
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$110,096	$101,261	$99,868	$99,451	$45,532	9%	142%
Loans — Non-U.S.	39,492	36,140	35,199	32,893	31,512	9	25

TOTAL WHOLESALE LOANS — REPORTED	149,588	137,401	135,067	132,344	77,044	9	94

CONSUMER (b)
Home Finance
Home Equity and Other	72,346	68,779	67,837	67,368	29,969	5	141
Mortgage	58,594	55,588	56,816	56,035	54,060	5	8

Total Home Finance	130,940	124,367	124,653	123,403	84,029	5	56
Auto & Education Finance	52,309	59,837	62,712	62,587	43,543	(13)	20
Consumer & Small Business and Other	14,678	15,011	15,107	15,126	4,140	(2)	255
Credit Card Receivables — Reported	68,510	66,053	64,575	60,241	17,182	4	299

TOTAL CONSUMER LOANS — REPORTED	266,437	265,268	267,047	261,357	148,894	—	79

TOTAL LOANS — REPORTED	416,025	402,669	402,114	393,701	225,938	3	84
Credit Card Securitizations	68,808	67,328	70,795	71,256	34,138	2	102

TOTAL LOANS — MANAGED	484,833	469,997	472,909	464,957	260,076	3	86
Derivative Receivables	55,015	60,388	65,982	57,795	49,980	(9)	10
Interests in Purchased Receivables (c)	27,887	28,484	31,722	30,479	—	(2)	NM
Other Receivables	—	—	—	—	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	567,735	558,869	570,613	553,231	310,164	2	83
Wholesale Lending-Related Commitments	314,034	316,282	309,399	315,946	213,671	(1)	47

TOTAL	$881,769	$875,151	$880,012	$869,177	$523,835	1	68

Memo: Total by Category
Total Wholesale Exposure (d)	$546,524	$542,555	$542,170	$536,564	$340,803	1	60
Total Consumer Managed Loans (e)	335,245	332,596	337,842	332,613	183,032	1	83

Total	$881,769	$875,151	$880,012	$869,177	$523,835	1	68

Risk Profile of Wholesale Credit Exposure:
Investment-Grade	$427,966	$433,928	$441,930	$429,198	$282,127	(1)	52
Noninvestment-Grade:
Noncriticized	112,140	101,859	91,605	97,126	52,438	10	114
Criticized Performing (f)	4,536	4,859	6,263	8,113	3,738	(7)	21
Criticized Nonperforming (f)	1,504	1,590	2,021	1,772	2,126	(5)	(29)

Total Noninvestment-Grade	$118,180	$108,308	$99,889	$107,011	$58,302	9	103

Purchased Held-for-Sale Wholesale Loans (g)	$378	$319	$351	$355	$374	18	1

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)	These represent undivided interests in pools of receivables and similar types of assets.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)
For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million in the first quarter of 2005.

(g)	Represents distressed wholesale loans purchased as part of IB’s proprietary investing activities.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3 Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

					Heritage	Jun 30, 2005
					JPMC Only	Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31		Jun 30
	2005	2005	2004	2004	2004	2005		2004
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$959	$1,005	$1,228	$1,405	$726	(5)%		32%
Loans — Non-U.S.	292	324	346	378	715	(10)		(59)

TOTAL WHOLESALE LOANS-REPORTED (a)	1,251	1,329	1,574	1,783	1,441	(6)		(13)

CONSUMER LOANS
Home Finance	662	691	673	789	320	(4)		107
Auto & Education Finance	190	171	193	211	114	11		67
Consumer & Small Business and Other	280	288	295	308	85	(3)		229
Credit Card Receivables — Reported	9	8	8	9	9	13		—

TOTAL CONSUMER LOANS-REPORTED	1,141	1,158	1,169	1,317	528	(1)		116

TOTAL LOANS REPORTED (a)	2,392	2,487	2,743	3,100	1,969	(4)		21
Derivative Receivables	234	241	241	238	223	(3)		5
Other Receivables	—	—	—	—	108	NM		NM
Assets Acquired in Loan Satisfactions	206	221	247	299	182	(7)		13

TOTAL NONPERFORMING ASSETS (a)	$2,832	$2,949	$3,231	$3,637	$2,482	(4)		14

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$378	$319	$351	$355	$374	18		1

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.57%	0.62%	0.68%	0.79%	0.87%	(5	)bp	(30	)bp

NONPERFORMING ASSETS BY LOB
Investment Bank	$946	$1,056	$1,196	$1,321	$1,541	(10)%		(39)%
Retail Financial Services	1,319	1,351	1,385	1,557	693	(2)		90
Card Services	9	8	8	9	9	13		—
Commercial Banking	452	452	547	606	132	—		242
Treasury & Securities Services	6	4	14	4	5	50		20
Asset and Wealth Management	100	78	81	140	102	28		(2)

TOTAL	$2,832	$2,949	$3,231	$3,637	$2,482	(4)		14

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of IB’s proprietary investing activities.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

					Heritage						Heritage
					JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
GROSS CHARGE-OFFS

Wholesale Loans	$31	$61	$123	$80	$172	(49)%		(82)%		$92	$340	(73)%
Consumer (Excluding Card)	167	219	658	269	104	(24)		61		386	216	79
Credit Card Receivables — Reported	811	753	784	760	281	8		189		1,564	575	172

Total Loans — Reported	1,009	1,033	1,565	1,109	557	(2)		81		2,042	1,131	81
Credit Card Securitizations	1,060	1,034	1,126	1,039	540	3		96		2,094	1,067	96

Total Loans — Managed	2,069	2,067	2,691	2,148	1,097	—		89		4,136	2,198	88

RECOVERIES

Wholesale Loans	83	70	55	104	119	19		(30)		153	198	(23)
Consumer (Excluding Card)	53	67	52	50	24	(21)		121		120	51	135
Credit Card Receivables — Reported	100	80	60	90	22	25		355		180	46	291

Total Loans — Reported	236	217	167	244	165	9		43		453	295	54
Credit Card Securitizations	130	117	115	111	54	11		141		247	108	129

Total Loans — Managed	366	334	282	355	219	10		67		700	403	74

NET CHARGE-OFFS

Wholesale Loans	(52)	(9)	68	(24)	53	(478)		NM		(61)	142	NM
Consumer (Excluding Card)	114	152	606	219	80	(25)		43		266	165	61
Credit Card Receivables — Reported	711	673	724	670	259	6		175		1,384	529	162

Total Loans — Reported	773	816	1,398	865	392	(5)		97		1,589	836	90
Credit Card Securitizations	930	917	1,011	928	486	1		91		1,847	959	93

Total Loans — Managed	$1,703	$1,733	$2,409	$1,793	$878	(2)		94		$3,436	$1,795	91

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale Loans (a)	(0.17)%	(0.03)%	0.21%	(0.08)%	0.29%	(14	)bp	(46	)bp	(0.10)%	0.39%	(49	)bp
Consumer (Excluding Card) (b)	0.25	0.34	1.28	0.47	0.29	(9)		(4)		0.29	0.30	(1)
Credit Card Receivables — Reported	4.25	4.25	4.70	4.49	6.07	—		(182)		4.25	6.22	(197)
Total Loans — Reported (a) (b)	0.83	0.88	1.47	0.93	0.77	(5)		6		0.86	0.84	2
Credit Card Securitizations	5.48	5.36	5.70	5.20	5.74	12		(26)		5.42	5.63	(21)
Total Loans — Managed (a) (b)	1.55	1.58	2.13	1.62	1.48	(3)		7		1.57	1.54	3

Memo: Credit Card — Managed	4.87	4.83	5.24	4.88	5.85	4		(98)		4.85	5.83	(98)

(a)
Wholesale loans held-for-sale were $17,871 million, $8,154 million, $7,684 million, $7,281 million and $5,199 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $13,039 million and $5,222 million for 2005 and 2004, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held-for-sale were $14,620 million, $15,861 million, $13,534 million, $14,479 million and $15,638 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $15,237 million and $15,475 million for 2005 and 2004, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Heritage						Heritage
						JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR		2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004		2004	1QTR 2005		2QTR 2004		2005	2004	2004
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$6,935	$7,320	$7,493	$3,967		$4,120	(5)%		68%		$7,320	$4,523	62%
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	—	3,123		—	NM		NM		—	—	NM
Net Charge-Offs	(773)	(816)	(1,398)	(865)		(392)	5		(97)		(1,589)	(836)	(90)
Provision for Loan Losses:
Provision Excluding Accounting Policy Conformity	636	431	681	835		240	48		165		1,067	282	278
Accounting Policy Conformity	—	—	525	560		—	NM		NM		—	—	NM

Total Provision for Loan Losses	636	431	1,206	1,395		240	48		165		1,067	282	278
Other	(4)	—	19	(127	)(a)	(1)	NM		(300)		(4)	(2)	(100)

Ending Balance	$6,794	$6,935	$7,320	$7,493		$3,967	(2)		71		$6,794	$3,967	71

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$488	$492	$541	$260		$297	(1)		64		$492	$324	52
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	—	508		—	NM		NM		—	—	NM
Provision for Lending-Related Commitments:
Provision Excluding Accounting Policy Conformity	(49)	(4)	(49)	1		(37)	NM		(32)		(53)	(64)	17
Accounting Policy Conformity	—	—	—	(227)		—	NM		NM		—	—	NM

Total Provision for Lending-Related Commitments	(49)	(4)	(49)	(226)		(37)	NM		(32)		(53)	(64)	17
Other	—	—	—	(1)		—	NM		NM		—	—	NM

Ending Balance	$439	$488	$492	$541		$260	(10)		69		$439	$260	69

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$314	$385	$469	$498		NA	(18)		NM
Formula — Based (b) Statistical Calculation	1,604	1,448	1,639	1,832		NA	11		NM
Adjustments to the Statistical Calculation	686	894	990	1,126		NA	(23)		NM

Total Wholesale	2,604	2,727	3,098	3,456		1,715	(5)		52

Consumer
Formula — Based Statistical Calculation	3,064	3,113	3,169	3,159		NA	(2)		NM
Adjustments to the Statistical Calculation	1,126	1,095	1,053	878		NA	3		NM

Total Consumer	4,190	4,208	4,222	4,037		2,252	—		86

Total Allowance for Loan Losses	6,794	6,935	7,320	7,493		3,967	(2)		71
Allowance for Lending-Related Commitments	439	488	492	541		260	(10)		69

Total Allowance for Credit Losses	$7,233	$7,423	$7,812	$8,034		$4,227	(3)		71

Wholesale Allowance for Loan Losses to Total Wholesale Loans (c)	1.98%	2.11%	2.43%	2.76%		2.39%	(13	)bp	(41	)bp
Consumer Allowance for Loan Losses to Total Consumer Loans (d)	1.65	1.69	1.70	1.62		1.67	(4)		(2)
Allowance for Loan Losses to Total Loans (c) (d)	1.76	1.83	1.94	2.01		1.92	(7)		(16)
Allowance for Loan Losses to Total Nonperforming Loans (e)	287	283	268	248		206	400		8,100

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$971	$1,191	$1,547	$1,841		$742	(18)%		31%
Retail Financial Services	1,135	1,168	1,228	1,764		1,061	(3)		7
Card Services	3,055	3,040	2,994	2,273		1,191	—		157
Commercial Banking	1,431	1,312	1,322	1,350		107	9		NM
Treasury & Securities Services	7	5	9	9		2	40		250
Asset and Wealth Management	195	214	216	241		76	(9)		157
Corporate	—	5	4	15		788	NM		NM

Total	$6,794	$6,935	$7,320	$7,493		$3,967	(2)		71

(a)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(b)
During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.

(c)
Loans held-for-sale were $17,871 million, $8,154 million, $7,684 million, $7,281 million and $5,199 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Loans held-for-sale were $13,112 million, $16,532 million, $18,022 million, $12,816 million and $14,217 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Nonperforming loans held-for-sale were $28 million, $33 million, $15 million, $78 million and $46 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

					Heritage				Heritage
					JPMC Only	2QTR 2005			JPMC Only	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(271)	$(356)	$(120)	$(148)	$(96)	24%	(182)%	$(627)	$(257)	(144)%
Commercial Banking	116	(8)	17	10	23	NM	404	108	8	NM
Treasury & Securities Services	2	(5)	3	—	3	NM	(33)	(3)	4	NM
Asset & Wealth Management	(18)	(7)	(21)	1	(3)	(157)	(500)	(25)	8	NM
Corporate	1	(4)	—	(1)	(27)	NM	NM	(3)	(109)	97

Total Wholesale	(170)	(380)	(121)	(138)	(100)	55	(70)	(550)	(346)	(59)
Retail Financial Services	95	92	78	239	78	3	22	187	133	41
Card Services	711	719	724	734	262	(1)	171	1,430	495	189

Total Consumer	806	811	802	973	340	(1)	137	1,617	628	157
Accounting Policy Conformity (a)	—	—	525	560	—	NM	NM	—	—	NM

Total Provision for Loan Losses	636	431	1,206	1,395	240	48	165	1,067	282	278

LENDING-RELATED COMMITMENTS
Investment Bank	$(72)	$(10)	$(53)	$(3)	$(32)	NM	(125)	$(82)	$(59)	(39)
Commercial Banking	26	2	4	4	(4)	NM	NM	28	(2)	NM
Treasury & Securities Services	—	2	—	—	—	NM	NM	2	—	NM
Asset & Wealth Management	(2)	—	—	—	(1)	NM	(100)	(2)	(2)	—
Corporate	—	—	—	—	—	NM	NM	—	—	NM

Total Wholesale	(48)	(6)	(49)	1	(37)	NM	(30)	(54)	(63)	14
Retail Financial Services	(1)	2	—	—	—	NM	NM	1	(1)	NM
Card Services	—	—	—	—	—	NM	NM	—	—	NM

Total Consumer	(1)	2	—	—	—	NM	NM	1	(1)	NM
Accounting Policy Conformity (b)	—	—	—	(227)	—	NM	NM	—	—	NM

Total Provision for Lending-Related Commitments	(49)	(4)	(49)	(226)	(37)	NM	(32)	(53)	(64)	17

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(343)	$(366)	$(173)	$(151)	$(128)	6	(168)	$(709)	$(316)	(124)
Commercial Banking	142	(6)	21	14	19	NM	NM	136	6	NM
Treasury & Securities Services	2	(3)	3	—	3	NM	(33)	(1)	4	NM
Asset & Wealth Management	(20)	(7)	(21)	1	(4)	(186)	(400)	(27)	6	NM
Corporate	1	(4)	—	(1)	(27)	NM	NM	(3)	(109)	97

Total Wholesale	(218)	(386)	(170)	(137)	(137)	44	(59)	(604)	(409)	(48)
Retail Financial Services	94	94	78	239	78	—	21	188	132	42
Card Services	711	719	724	734	262	(1)	171	1,430	495	189

Total Consumer	805	813	802	973	340	(1)	137	1,618	627	158
Accounting Policy Conformity	—	—	525	333	—	NM	NM	—	—	NM

Total Provision for Credit Losses	587	427	1,157	1,169	203	37	189	1,014	218	365

Securitized Credit Losses	930	917	1,011	928	486	1	91	1,847	959	93
Accounting Policy Conformity	—	—	(525)	(333)	—	NM	NM	—	—	NM

Managed Provision for Credit Losses	$1,517	$1,344	$1,643	$1,764	$689	13	120	$2,861	$1,177	143

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by reductions of $196 million and $161 million to conform methodologies in the fourth and third quarters of 2004, respectively.

(b)	Reflects a reduction of $227 million for the third quarter of 2004 to conform methodologies in the wholesale portfolio.

JPMORGAN CHASE & CO. CAPITAL
(in millions, except ratio and per share data)

						Heritage						Heritage
						JPMC Only	2QTR 2005					JPMC Only	YTD 2005
	2QTR		1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005		2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,493.0		3,517.5	3,514.7	3,513.5	2,042.8	(1)%		71%		3,505.2	2,037.6	72%
Weighted-Average Diluted Shares Outstanding	3,548.3		3,569.8	3,602.0	3,592.0	2,042.8	(1)		74		3,559.0	2,096.3	70
Common Shares Outstanding — at Period End	3,514.0		3,525.3	3,556.2	3,564.1	2,087.5	—		68		3,514.0	2,087.5	68
Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	—		—		$0.68	$0.68	—
Book Value per Share	29.95		29.78	29.61	29.42	21.52	1		39		29.95	21.52	39
Dividend Payout	122%		54%	74%	87%	NM	6,800	bp	NM	bp	75%	106%	(3,100	)bp

SHARE PRICE
High	$36.50		$39.69	$40.45	$40.25	$42.57	(8)%		(14)%		$39.69	$43.84	(9)%
Low	33.35		34.32	36.32	35.50	34.62	(3)		(4)		33.35	34.62	(4)
Close	35.32		34.60	39.01	39.73	38.77	2		(9)		35.32	38.77	(9)

STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$593.7		$1,315.6	$599.8	$137.9	NM					$1,909.3	NM
Common Shares Repurchased	16.8		36.0	15.8	3.5	NM					52.8	NM
Average Purchase Price	$35.32		$36.57	$38.01	$39.42	NM					$36.17	NM

CAPITAL RATIOS
Tier 1 Capital	$69,779	(a)	$69,435	$68,621	$69,309	$43,537	—		60
Total Capital	96,086	(a)	96,378	96,807	96,666	59,357	—		62
Risk-Weighted Assets	848,394	(a)	811,822	791,373	803,464	530,270	5		60
Adjusted Average Assets	1,135,653	(a)	1,110,058	1,102,456	1,065,244	790,390	2		44
Tier 1 Capital Ratio	8.2	%(a)	8.6%	8.7%	8.6%	8.2%	(40	)bp	—	bp
Total Capital Ratio	11.3	(a)	11.9	12.2	12.0	11.2	(60)		10
Tier 1 Leverage Ratio	6.1	(a)	6.3	6.2	6.5	5.5	(20)		60

INTANGIBLE ASSETS
Goodwill	$43,537		$43,440	$43,203	$42,947	$8,731	—%		399%
Mortgage Servicing Rights	5,026		5,663	5,080	5,168	5,707	(11)		(12)
Purchased Credit Card Relationships	3,528		3,703	3,878	4,055	893	(5)		295
All Other Intangibles	5,319		5,514	5,726	5,945	799	(4)		NM

Total Intangibles	$57,410		$58,320	$57,887	$58,115	$16,130	(2)		256

(a)	Estimated
(b)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

bp: Denotes basis points; 100 bp equals 1%.

Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.

Corporate: Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not applicable for the period presented.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.

Overhead Ratio: Noninterest expense as a percentage of total net revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge and accounting policy conformity adjustments.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking

IB’s revenues are comprised of the following:

1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.

2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.

3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.

4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

Retail Financial Services

Description of selected business metrics within Home Finance:

1. Secondary marketing involves the sale of mortgage loans into the secondary market and risk management of this activity from the point of loan commitment to customers through loan closing and subsequent sale.

Home Finance’s origination channels are comprised of the following:

1. Retail – A mortgage banker employed by the Firm directly contacts borrowers who are buying or refinancing a home through a branch office, through the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.

2. Wholesale – A third-party mortgage broker refers loans to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.

3. Correspondent – Banks, thrifts, other mortgage banks and other financial institutions sell closed loans to the Firm.

4. Correspondent negotiated transactions (“CNT”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Description of selected business metrics within Consumer & Small Business Banking:

1. Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

2. Investment sales representatives – Licensed retail branch sales personnel, assigned to support several branches, who assist with the sale of investment products including college planning accounts, mutual funds, annuities and retirement accounts.

Description of selected business metrics within Insurance:

1. Proprietary annuity sales represent annuity contracts marketed through and issued by subsidiaries of the Firm.

2. Insurance in force – direct/assumed includes the aggregate face amount of insurance policies directly underwritten and assumed through reinsurance.

3. Insurance in force – retained includes the aggregate face amounts of insurance policies directly underwritten and assumed through reinsurance, after reduction for face amounts ceded to reinsurers.

Card Services

Description of selected business metrics within Card Services:

1. Charge volume – Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.

2. Net accounts opened – Includes originations, purchases and sales.

3. Merchant acquiring business – Represents an entity that processes payments for merchants. JPMorgan Chase is a majority owner of Paymentech, Inc. and a 50% owner of Chase Merchant Services.

4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.

5. Total transactions – Represents the number of transactions and authorizations processed for the merchants.

Commercial Banking

Commercial Banking revenues are comprised of the following:

1. Lending incorporates a variety of financing alternatives, such as term loans, revolving lines of credit and asset-based structures and leases, which are often secured by receivables, inventory, equipment or real estate.

2. Treasury services incorporates a broad range of products and services to help clients manage short-term liquidity through deposits and sweeps, and longer-term investment needs through money market accounts, certificates of deposit and mutual funds; manage working capital through lockbox, global trade, global clearing and commercial card products; and have ready access to information to manage their business through on-line reporting tools.

3. Investment banking products provide clients with more sophisticated capital-raising alternatives, through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds and equity underwriting, and balance sheet and risk management tools through foreign exchange, derivatives, M&A and advisory services.

Treasury & Securities Services

Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as firmwide liability balances, firmwide revenue and firmwide overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

Asset & Wealth Management

AWM’s client segments are comprised of the following:

1. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.

2. Retail provides more than 2 million customers worldwide with investment management, retirement planning and administration, and brokerage services through third-party and direct distribution channels.

3. Institutional serves more than 3,000 large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.

4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.

APPENDIX

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	SECOND QUARTER 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$961	$—	$—	$—	$—	$—	$—	$961
Trading Revenue	387	198	—	—	—	—	—	585
Lending & Deposit Related Fees	851	—	—	—	—	—	—	851
Asset Management, Administration and Commissions	2,541	—	—	—	—	—	—	2,541
Securities / Private Equity Gains (Losses)	407	—	—	—	—	—	—	407
Mortgage Fees and Related Income	336	—	—	—	—	—	—	336
Credit Card Income	1,763	—	(728)	—	—	—	—	1,035
Other Income	496	—	—	—	—	—	143	639

Noninterest Revenue	7,742	198	(728)	—	—	—	143	7,355

Net Interest Income	5,001	(198)	1,658	—	—	—	84	6,545

TOTAL NET REVENUE	12,743	—	930	—	—	—	227	13,900

Provision for Credit Losses	587	—	930	—	—	—	—	1,517

NONINTEREST EXPENSE
Compensation Expense	4,266	—	—	—	—	—	—	4,266
Occupancy Expense	580	—	—	—	—	—	—	580
Technology and Communications Expense	896	—	—	—	—	—	—	896
Professional & Outside Services	1,130	—	—	—	—	—	—	1,130
Marketing	537	—	—	—	—	—	—	537
Other Expense	954	—	—	—	—	—	—	954
Amortization of Intangibles	385	—	—	—	—	—	—	385

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,748	—	—	—	—	—	—	8,748
Merger Costs	279	—	—	(279)	—	—	—	—
Litigation Reserve Charge	1,872	—	—	—	(1,872)	—	—	—

TOTAL NONINTEREST EXPENSE	10,899	—	—	(279)	(1,872)	—	—	8,748

Income (Loss) before Income Tax Expense	1,257	—	—	279	1,872	—	227	3,635
Income Tax Expense (Benefit)	263	—	—	106	711	—	227	1,307

NET INCOME (LOSS)	$994	$—	$—	$173	$1,161	$—	$—	$2,328

FINANCIAL RATIOS
Diluted Earnings per Share	$0.28	$—	$—	$0.05	$0.33	$—	$—	$0.66
ROE	4%	—%	—%	1%	4%	—%	—%	9%
ROE-GW	6	—	—	1	8	—	—	15
ROA	0.34	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	86	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	21	NM	NM	38	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $279 million reflects costs associated with the merger; significant litigation charges of $1.9 billion were taken in the second quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$993	$—	$—	$—	$—	$—	$—	$993
Trading Revenue	1,859	328	—	—	—	—	—	2,187
Lending & Deposit Related Fees	820	—	—	—	—	—	—	820
Asset Management, Administration and Commissions	2,498	—	—	—	—	—	—	2,498
Securities / Private Equity Gains (Losses)	(45)	—	—	—	—	—	—	(45)
Mortgage Fees and Related Income	362	—	—	—	—	—	—	362
Credit Card Income	1,734	—	(815)	—	—	—	—	919
Other Income	201	—	—	—	—	—	115	316

Noninterest Revenue	8,422	328	(815)	—	—	—	115	8,050

Net Interest Income	5,225	(328)	1,732	—	—	—	61	6,690

TOTAL NET REVENUE	13,647	—	917	—	—	—	176	14,740

Provision for Credit Losses	427	—	917	—	—	—	—	1,344

NONINTEREST EXPENSE
Compensation Expense	4,702	—	—	—	—	—	—	4,702
Occupancy Expense	525	—	—	—	—	—	—	525
Technology and Communications Expense	920	—	—	—	—	—	—	920
Professional & Outside Services	1,074	—	—	—	—	—	—	1,074
Marketing	483	—	—	—	—	—	—	483
Other Expense	805	—	—	—	—	—	—	805
Amortization of Intangibles	383	—	—	—	—	—	—	383

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,892	—	—	—	—	—	—	8,892
Merger Costs	145	—	—	(145)	—	—	—	—
Litigation Reserve Charge	900	—	—	—	(900)	—	—	—

TOTAL NONINTEREST EXPENSE	9,937	—	—	(145)	(900)	—	—	8,892

Income (Loss) before Income Tax Expense	3,283	—	—	145	900	—	176	4,504
Income Tax Expense (Benefit)	1,019	—	—	55	342	—	176	1,592

NET INCOME (LOSS)	$2,264	$—	$—	$90	$558	$—	$—	$2,912

FINANCIAL RATIOS
Diluted Earnings per Share	$0.63	$—	$—	$0.03	$0.15	$—	$—	$0.81
ROE	9%	—%	—%	—%	2%	—%	—%	11%
ROE-GW	15	—	—	1	3	—	—	19
ROA	0.79	NM	NM	NM	NM	NM	NM	0.96
Overhead Ratio	73	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	31	NM	NM	38	38	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $145 million reflects costs associated with the merger; significant litigation charges of $900 million were taken in the first quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FOURTH QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$1,073	$—	$—	$—	$—	$—	$—	$1,073
Trading Revenue	611	511	—	—	—	—	—	1,122
Lending & Deposit Related Fees	903	—	—	—	—	—	—	903
Asset Management, Administration and Commissions	2,330	—	—	—	—	—	—	2,330
Securities / Private Equity Gains (Losses)	569	—	—	—	—	—	—	569
Mortgage Fees and Related Income	85	—	—	—	—	—	—	85
Credit Card Income	1,822	—	(786)	—	—	—	—	1,036
Other Income	228	—	1	—	—	—	178	407

Noninterest Revenue	7,621	511	(785)	—	—	—	178	7,525

Net Interest Income	5,329	(511)	1,796	—	—	—	10	6,624

TOTAL NET REVENUE	12,950	—	1,011	—	—	—	188	14,149

Provision for Credit Losses	1,157	—	1,011	—	—	(525)	—	1,643

NONINTEREST EXPENSE
Compensation Expense	4,211	—	—	—	—	—	—	4,211
Occupancy Expense	609	—	—	—	—	—	—	609
Technology and Communications Expense	1,051	—	—	—	—	—	—	1,051
Professional & Outside Services	1,191	—	—	—	—	—	—	1,191
Marketing	428	—	—	—	—	—	—	428
Other Expense	981	—	—	—	—	—	—	981
Amortization of Intangibles	392	—	—	—	—	—	—	392

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,863	—	—	—	—	—	—	8,863
Merger Costs	523	—	—	(523)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,386	—	—	(523)	—	—	—	8,863

Income (Loss) before Income Tax Expense	2,407	—	—	523	—	525	188	3,643
Income Tax Expense (Benefit)	741	—	—	199	—	199	188	1,327

NET INCOME (LOSS)	$1,666	$—	$—	$324	$—	$326	$—	$2,316

FINANCIAL RATIOS
Diluted Earnings per Share	$0.46	$—	$—	$0.09	$—	$0.09	$—	$0.64
ROE	6%	—%	—%	1%	—%	2%	—%	9%
ROE-GW	11	—	—	2	—	2	—	15
ROA	0.57	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	72	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	31	NM	NM	38	NM	38	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $523 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	THIRD QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$879	$—	$—	$—	$—	$—	$—	$879
Trading Revenue	408	424	—	—	—	—	—	832
Lending & Deposit Related Fees	943	—	—	—	—	—	—	943
Asset Management, Administration and Commissions	2,185	—	—	—	—	—	—	2,185
Securities / Private Equity Gains (Losses)	413	—	—	—	—	—	—	413
Mortgage Fees and Related Income	233	—	—	—	—	—	—	233
Credit Card Income	1,782	—	(848)	—	—	—	—	934
Other Income	210	—	(3)	—	—	118	64	389

Noninterest Revenue	7,053	424	(851)	—	—	118	64	6,808

Net Interest Income	5,452	(424)	1,779	—	—	—	(36)	6,771

TOTAL NET REVENUE	12,505	—	928	—	—	118	28	13,579

Provision for Credit Losses	1,169	—	928	—	—	(333)	—	1,764

NONINTEREST EXPENSE
Compensation Expense	4,050	—	—	—	—	—	—	4,050
Occupancy Expense	604	—	—	—	—	—	—	604
Technology and Communications Expense	1,046	—	—	—	—	—	—	1,046
Professional & Outside Services	1,103	—	—	—	—	—	—	1,103
Marketing	506	—	—	—	—	—	—	506
Other Expense	920	—	—	—	—	—	—	920
Amortization of Intangibles	396	—	—	—	—	—	—	396

Total Noninterest Expense before Merger Costs and	8,625	—	—	—	—	—	—	8,625
Litigation Reserve Charge
Merger Costs	752	—	—	(752)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,377	—	—	(752)	—	—	—	8,625

Income (Loss) before Income Tax Expense	1,959	—	—	752	—	451	28	3,190
Income Tax Expense (Benefit)	541	—	—	290	—	172	28	1,031

NET INCOME (LOSS)	$1,418	$—	$—	$462	$—	$279	$—	$2,159

FINANCIAL RATIOS
Diluted Earnings per Share	$0.39	$—	$—	$0.13	$—	$0.08	$—	$0.60
ROE	5%	—%	—%	2%	—%	1%	—%	8%
ROE-GW	9	—	—	3	—	2	—	14
ROA	0.50	NM	NM	NM	NM	NM	NM	0.72
Overhead Ratio	75	NM	NM	NM	NM	NM	NM	64
Effective Income Tax Rate	28	NM	NM	39	NM	38	100	32

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $752 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	SECOND QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$893	$—	$—	$—	$—	$—	$—	$893
Trading Revenue	873	439	—	—	—	—	—	1,312
Lending & Deposit Related Fees	412	—	—	—	—	—	—	412
Asset Management, Administration and Commissions	1,814	—	—	—	—	—	—	1,814
Securities / Private Equity Gains (Losses)	460	—	—	—	—	—	—	460
Mortgage Fees and Related Income	294	—	—	—	—	—	—	294
Credit Card Income	631	—	(307)	—	—	—	—	324
Other Income	260	—	(45)	—	—	—	41	256

Noninterest Revenue	5,637	439	(352)	—	—	—	41	5,765

Net Interest Income	2,994	(439)	838	—	—	—	18	3,411

TOTAL NET REVENUE	8,631	—	486	—	—	—	59	9,176

Provision for Credit Losses	203	—	486	—	—	—	—	689

NONINTEREST EXPENSE
Compensation Expense	2,943	—	—	—	—	—	—	2,943
Occupancy Expense	440	—	—	—	—	—	—	440
Technology and Communications Expense	786	—	—	—	—	—	—	786
Professional & Outside Services	752	—	—	—	—	—	—	752
Marketing	202	—	—	—	—	—	—	202
Other Expense	511	—	—	—	—	—	—	511
Amortization of Intangibles	79	—	—	—	—	—	—	79

Total Noninterest Expense before Merger Costs and	5,713	—	—	—	—	—	—	5,713
Litigation Reserve Charge
Merger Costs	90	—	—	(90)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	9,503	—	—	(90)	(3,700)	—	—	5,713

Income (Loss) before Income Tax Expense	(1,075)	—	—	90	3,700	—	59	2,774
Income Tax Expense (Benefit)	(527)	—	—	30	1,406	—	59	968

NET INCOME (LOSS)	$(548)	$—	$—	$60	$2,294	$—	$—	$1,806

FINANCIAL RATIOS
Diluted Earnings per Share	$(0.27)	$—	$—	$0.03	$1.09	$—	$—	$0.85
ROE	NM	NM	NM	NM	NM	NM	NM	15%
ROE-GW	NM	NM	NM	NM	NM	NM	NM	19
ROA	NM	NM	NM	NM	NM	NM	NM	0.87
Overhead Ratio	110%	NM	NM	NM	NM	NM	NM	62
Effective Income Tax Rate	49	NM	NM	33%	38%	NM	100%	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $90 million reflects costs associated with the merger; significant litigation charges of $3.7 billion were taken in the second quarter of 2004.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	YEAR-TO-DATE 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$1,954	$—	$—	$—	$—	$—	$—	$1,954
Trading Revenue	2,246	526	—	—	—	—	—	2,772
Lending & Deposit Related Fees	1,671	—	—	—	—	—	—	1,671
Asset Management, Administration and Commissions	5,039	—	—	—	—	—	—	5,039
Securities / Private Equity Gains (Losses)	362	—	—	—	—	—	—	362
Mortgage Fees and Related Income	698	—	—	—	—	—	—	698
Credit Card Income	3,497	—	(1,543)	—	—	—	—	1,954
Other Income	697	—	—	—	—	—	258	955

Noninterest Revenue	16,164	526	(1,543)	—	—	—	258	15,405

Net Interest Income	10,226	(526)	3,390	—	—	—	145	13,235

TOTAL NET REVENUE	26,390	—	1,847	—	—	—	403	28,640

Provision for Credit Losses	1,014	—	1,847	—	—	—	—	2,861

NONINTEREST EXPENSE
Compensation Expense	8,968	—	—	—	—	—	—	8,968
Occupancy Expense	1,105	—	—	—	—	—	—	1,105
Technology and Communications Expense	1,816	—	—	—	—	—	—	1,816
Professional & Outside Services	2,204	—	—	—	—	—	—	2,204
Marketing	1,020	—	—	—	—	—	—	1,020
Other Expense	1,759	—	—	—	—	—	—	1,759
Amortization of Intangibles	768	—	—	—	—	—	—	768

Total Noninterest Expense before Merger Costs and	17,640	—	—	—	—	—	—	17,640
Litigation Reserve Charge
Merger Costs	424	—	—	(424)	—	—	—	—
Litigation Reserve Charge	2,772	—	—	—	(2,772)	—	—	—

TOTAL NONINTEREST EXPENSE	20,836	—	—	(424)	(2,772)	—	—	17,640

Income (Loss) before Income Tax Expense	4,540	—	—	424	2,772	—	403	8,139
Income Tax Expense (Benefit)	1,282	—	—	161	1,053	—	403	2,899

NET INCOME (LOSS)	$3,258	$—	$—	$263	$1,719	$—	$—	$5,240

FINANCIAL RATIOS
Diluted Earnings per Share	$0.91	$—	$—	$0.08	$0.48	$—	$—	$1.47
ROE	6%	—%	—%	1%	3%	—%	—%	10%
ROE-GW	11	—	—	1	5	—	—	17
ROA	0.56	NM	NM	NM	NM	NM	NM	0.85
Overhead Ratio	79	NM	NM	NM	NM	NM	NM	62
Effective Income Tax Rate	28	NM	NM	38	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $424 million reflects costs associated with the merger; significant litigation charges of $2.8 billion were taken in the first six months of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	YEAR-TO-DATE 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$1,585	$—	$—	$—	$—	$—	$—	$1,585
Trading Revenue	2,593	1,015	—	—	—	—	—	3,608
Lending & Deposit Related Fees	826	—	—	—	—	—	—	826
Asset Management, Administration and Commissions	3,650	—	—	—	—	—	—	3,650
Securities / Private Equity Gains (Losses)	892	—	—	—	—	—	—	892
Mortgage Fees and Related Income	488	—	—	—	—	—	—	488
Credit Card Income	1,236	—	(633)	—	—	—	—	603
Other Income	392	—	(84)	—	—	—	75	383

Noninterest Revenue	11,662	1,015	(717)	—	—	—	75	12,035

Net Interest Income	5,980	(1,015)	1,676	—	—	—	32	6,673

TOTAL NET REVENUE	17,642	—	959	—	—	—	107	18,708

Provision for Credit Losses	218	—	959	—	—	—	—	1,177

NONINTEREST EXPENSE
Compensation Expense	6,245	—	—	—	—	—	—	6,245
Occupancy Expense	871	—	—	—	—	—	—	871
Technology and Communications Expense	1,605	—	—	—	—	—	—	1,605
Professional & Outside Services	1,568	—	—	—	—	—	—	1,568
Marketing	401	—	—	—	—	—	—	401
Other Expense	958	—	—	—	—	—	—	958
Amortization of Intangibles	158	—	—	—	—	—	—	158

Total Noninterest Expense before Merger Costs and	11,806	—	—	—	—	—	—	11,806
Litigation Reserve Charge
Merger Costs	90	—	—	(90)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	15,596	—	—	(90)	(3,700)	—	—	11,806

Income (Loss) before Income Tax Expense	1,828	—	—	90	3,700	—	107	5,725
Income Tax Expense (Benefit)	446	—	—	30	1,406	—	107	1,989

NET INCOME (LOSS)	$1,382	$—	$—	$60	$2,294	$—	$—	$3,736

FINANCIAL RATIOS
Diluted Earnings per Share	$0.65	$—	$—	$0.03	$1.09	$—	$—	$1.77
ROE	6%	—%	—%	—%	10%	—%	—%	16%
ROE-GW	7	—	—	—	13	—	—	20
ROA	0.35	NM	NM	NM	NM	NM	NM	0.92
Overhead Ratio	88	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	24	NM	NM	33	38	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $90 million reflects costs associated with the merger; significant litigation charges of $3.7 billion were taken in the first six months of 2004.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.